UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22363

Oppenheimer SteelPath MLP Funds Trust
(Exact name of registrant as specified in charter)

6803 S. TucsonWay
Centennial, CO 80112-3924
(Address of principal executive offices) (Zip Code)

Arthur S. Gabinet
OFI SteelPath, Inc.
Two World Financial Center
New York, NY 10281-1008
(Name and address of agent for service)

Registrant's telephone number, including area code: (303) 768-3200

Date of fiscal year end: November 30

Date of reporting period: May 31, 2015

Item 1.  Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semiannual Report **5/31/2015**

OppenheimerFunds®

The Right Way
to Invest

Oppenheimer **SteelPath MLP Select 40 Fund**

Fund Performance Discussion	3
Top Holdings and Allocations	7
Share Class Performance	8
Fund Expenses	10
Statement of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	24
Distribution Sources	40
Portfolio Proxy Voting Policies and Procedures; Updates to Statements of Investments	41
Trustees and Officers	42
Privacy Policy Notice	43

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/29/15*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Alerian MLP Index
6-Month	-2.14%	-7.80%	2.97%	-8.42%
1-Year	-2.37	-7.99	11.81	-7.40
5-Year	10.98	9.67	16.54	14.72
Since Inception (3/31/10)	10.11	8.86	14.46	13.72

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

*	May 29, 2015, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through May 31, 2015

2 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) fell 2.14% during the reporting period. In comparison, master limited partnerships (MLPs), as measured by the Alerian MLP Index (AMZ), fell 8.42%. Please note that the returns for the Alerian MLP Index are calculated pre-tax, while the Fund’s returns are calculated post corporate tax. During the same period, the S&P 500 Index gained 2.97%.

Over the six-month reporting period, the MLP sector underperformed the broader markets. Notably, MLPs underperformed the S&P 500 Index, coinciding with a sharp pullback in the prices of crude oil and natural gas, which in turn led to substantially lower drilling activity and a reduced rate of production growth. The U.S. drilling rig count, as estimated by Baker Hughes, ended the period at approximately 870 active rigs, down 1,058 rigs since the peak of activity in September 2014. Despite the rig count reductions, crude oil production in the United States continued to grow, reaching an estimated 9.4 million barrels per day in the four weeks ending May 29, 2015, a rate that is 12.7% higher than the same period in 2014. Production remained resilient, as previously drilled wells continued to be brought into production and as the remaining rigs are primarily focused on the most productive, or economic, areas. Notably, weekly rig count reductions slowed, which may reflect the impact of greater price concessions by oil field service providers for drilling, completion and other oilfield services.

Over the reporting period, approximately $15 billion of new equity supply entered the market through either secondary offerings, initial public offerings, or through “at-the-market” programs in which primary units trade into the market anonymously throughout the normal trading day. This pace of equity issuance represents an increased rate from the roughly $10 billion raised over the six month reporting period ended May 31, 2014. MLPs also raised approximately $25 billion of debt capital during the period. Most MLPs pay out the majority of excess cash flow as distributions to investors, and therefore must raise external capital to fund growth projects.

MACRO REVIEW

West Texas Intermediate (WTI) crude oil prices ended the reporting period at $60.30 per barrel, down 28% over the reporting period and 41% lower than the end of May 2014. Global crude prices, as measured by Brent crude oil, traded 40% lower over the reporting period. Crude oil price weakness appears linked to the continued increases in U.S. crude production, the Organization of the Petroleum Exporting Countries’ (OPEC) resolve in holding production quotas, and modest concern relating to the intensity of demand growth. Domestically, regional and quality crude pricing differentials continued

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 3

to exhibit volatility. Of note, crude oil priced in Midland, Texas exited the period effectively at parity with WTI after generally trading at a discount per barrel of between $2.00 and $10.00 to WTI over the past two years and likely reflecting the effectiveness of recently completed midstream infrastructure transporting crude out of the region.

Henry Hub natural gas spot prices exited the period at $2.64 per million British thermal units (mmbtu), 41% lower than the same period in 2014. Though natural gas storage levels exited the winter draw season near the five-year average, production has remained robust, which has served to keep pricing depressed. Going forward, the interaction of a pullback in natural gas directed drilling, reduced gas supply growth derived from oil directed wells, known as “associated gas”, and greater export of natural gas volumes through the start-up of significant liquefied natural gas (LNG) facilities and greater volumes to Mexico, may provide the demand needed to sustain better natural gas pricing in the medium-term.

Mont Belvieu natural gas liquids (NGL) prices ended the reporting period at $18.67 per barrel, a 31% decline during the reporting period and down 55% from the end of May 2014. All of the NGL purity product prices ended the period lower than the same time in the prior year. Frac spreads, a measure of natural gas processing economics, ended the reporting period at $0.26 per gallon, 57% lower than the period ended May 31, 2014. Generally, the greater the frac spread, the greater the incentive for producers to seek natural gas processing capacity.

The yield curve flattened over the reporting period as short rates held steady, medium-term rates rose, and longer-dated yields declined. The ten-year Treasury yield fell 36 basis points to end the period at 2.12%. The MLP yield spread at period-end, as measured by the AMZ and the 10-year Treasury bond, widened by 87 basis points to 4.03%.

Over the reporting period, real estate investment trusts (REITs) and utilities, two competing yield-oriented equity asset classes, posted total returns of -0.48% (as measured by the Dow Jones Equity All REIT Total Return Index) and -0.41% (as measured by the Dow Jones Utility Average Index), respectively, outperforming the AMZ’s -8.42% total return. Price to forward distributable cash flow (DCF), a commonly watched ratio within the MLP sector, declined modestly below the ten-year average but within the historic range. We continue to believe that the visibility of energy infrastructure growth opportunities supports above average valuations.

SUBSECTOR REVIEW

Performance among subsectors in the midstream, or energy infrastructure, MLP asset class varied for the reporting period. On average, the propane subsector provided the best performance over the period, buoyed by strong winter demand conditions in certain areas and as the group’s fundamental outlook is clearly independent of crude oil pricing, which experienced significant weakness over

4 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

the period. The petroleum pipeline group followed as crude production continued to increase and growth projects were placed into service. The marine subsector also delivered positive performance bolstered by the stability provided by long term LNG contracts and further supported by merger and acquisition expectations.

Consistent with the trends we saw in the previous reporting period, those asset classes with greater exposure to commodity prices delivered less favorable performance over the period. Weakness within the coal subsector continues to reflect, we believe, market concern over the outlook for coal pricing in the face of abundant and cheap natural gas as a competing electric generating fuel and the potential for even greater regulatory pressure on the use of coal. Upstream MLPs, including those active in exploration and production and oilfield services and supply, suffered as the commodity price associated pullback carried into December. Also among the weakest subsectors for the period were the gathering and processing MLPs, where weakness was similarly influenced by the decline in crude oil and natural gas prices.

FUND REVIEW

Key contributors to the Fund’s performance were Energy Transfer Equity LP (ETE) and Genesis Energy LP (GEL).

ETE’s performance was strong during the period, driven by better than consensus distribution growth and an announced merger between two of its underlying MLPs: Energy Transfer Partners (NYSE: ETP) and Regency Energy Partners (NYSE: RGP). The merger is expected to result in significant accretion to ETE and provides additional visibility into continued distribution growth.

GEL outperformed during the period on higher than expected Pipeline Transportation and Supply & Logistics results. Future distribution growth visibility is supported by a variety of projects, including an offshore crude pipeline, a crude rail unloading facility, and the Baton Rouge terminal. Growth may be further supported by the recent acquisition of a Jones Act tanker.

Key detractors from the Fund’s performance were DCP Midstream Partners LP (DPM) and Sunoco Logistics Partners LP (SXL).

DPM’s underperformance during the period can largely be attributed to investor concern relating to its parent entity, DCP Midstream, LLC, which has considerably more direct commodity price exposure and higher leverage than DPM. The parent company is expected to announce some form of restructuring in the coming months to alleviate leverage concerns, which may improve sentiment surrounding DPM.

SXL underperformed during the reporting period due, in part, to an overhang relating to the partnership’s capital requirements to fund multiple large-scale growth projects. However, these growth projects are expected to generate top-tier distribution growth over the near- and medium-term, and the partnership’s healthy distribution coverage ratio provides additional support for market participants.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 5

OUTLOOK

We believe the price correction in crude oil and natural gas will moderate near-term production growth rates in aggregate. However, we continue to believe that the impact for the majority of midstream-focused MLPs will be modest as the need for energy infrastructure largely remains intact but is expected to progress at a more modest pace until commodity pricing firms. Accordingly, we continue to believe that the recent price weakness may represent an attractive entry point for those MLPs positioned to perform well across a broad range of commodity trajectories.

6 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Top Holdings and Allocations*

TOP TEN MASTER LIMITED PARTNERSHIP HOLDINGS

Energy Transfer Equity LP	6.71%
Energy Transfer Partners LP	6.15%
Williams Partners LP	5.20%
Enterprise Products Partners LP	4.78%
Buckeye Partners LP	4.69%
Magellan Midstream Partners LP	4.15%
MarkWest Energy Partners LP	3.94%
Plains All American Pipeline LP	3.63%
Holly Energy Partners LP	3.56%
Sunoco Logistics Partners LP	3.46%

Portfolio holdings and allocations are subject to change. Percentages are as of May 29, 2015, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of May 29, 2015, and are based on the total market value of investments.

*	May 29, 2015, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 7

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/29/15*

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (MLPFX)	3/31/10	-2.14%	-2.37%	10.98%	10.11%
Class C (MLPEX)	7/14/11	-2.51%	-3.13%	N/A	8.34%
Class I (OSPSX)	6/28/13	-1.94%	-2.10%	N/A	5.76%
Class W (MLPYX)	3/31/10	-2.02%	-2.18%	11.28%	10.42%
Class Y (MLPTX)	3/31/10	-2.02%	-2.18%	11.28%	10.42%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 5/29/15*

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (MLPFX)	3/31/10	-7.80%	-7.99%	9.67%	8.86%
Class C (MLPEX)	7/14/11	-3.45%	-4.05%	N/A	8.34%
Class I (OSPSX)	6/28/13	-1.94%	-2.10%	N/A	5.76%
Class W (MLPYX)	3/31/10	-2.02%	-2.18%	11.28%	10.42%
Class Y (MLPTX)	3/31/10	-2.02%	-2.18%	11.28%	10.42%

*	May 29, 2015, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through May 31, 2015.

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%, and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class W, or Class Y shares. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Alerian MLP Index. The S&P 500 Index is a broad-based measure of domestic stock performance. The Alerian MLP Index is a composite of the 50 most prominent Master Limited Partnerships that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a total-return basis (AMZX). The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide

8 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 9

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 29, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Actual	Beginning Account Value December 1, 2014	Ending Account Value May 29, 2015	Expenses Paid During 6 Months Ended May 29, 2015*
Class A	$ 1,000.00	$ 978.60	$ 5.47
Class C	1,000.00	974.90	9.15
Class I	1,000.00	980.60	3.79
Class W	1,000.00	979.80	4.24
Class Y	1,000.00	979.80	4.24

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.47	5.58
Class C	1,000.00	1,015.73	9.34
Class I	1,000.00	1,021.17	3.87
Class W	1,000.00	1,020.72	4.33
Class Y	1,000.00	1,020.72	4.33

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, and tax expense, based on the 6-month period ended May 29, 2015 are as follows:

Class	Expense Ratios*
Class A	1.12%
Class C	1.88
Class I	0.78
Class W	0.87
Class Y	0.87

*	For the 6-month period ended May 29, 2015, the Fund’s deferred tax liability decreased resulting in a deferred tax benefit for the period. This benefit was excluded from this example.

The expense ratios for Class A, C, W, and Y reflect contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements, if applicable.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 11

STATEMENT OF INVESTMENTS May 29, 2015* / Unaudited

Description	Shares	Value
Master Limited Partnership Shares — 102.4%
Coal — 1.0%
Alliance Holdings GP LP	289,386	$13,948,405
Alliance Resource Partners LP	585,529	17,560,015
Total Coal		31,508,420

Diversified — 11.8%
Enterprise Products Partners LP	4,750,856	154,022,752
ONEOK Partners LP	1,418,742	55,401,875
Westlake Chemical Partners LP	132,500	2,893,800
Williams Partners LP	3,000,091	167,645,085
Total Diversified		379,963,512

Gathering/Processing — 17.9%
American Midstream Partners LP	46,475	850,493
Crestwood Midstream Partners LP	1,261,111	16,924,110
CSI Compressco LP	796,269	15,845,753
DCP Midstream Partners LP	2,331,474	88,129,717
EnLink Midstream Partners LP	2,078,893	51,598,124
Exterran Partners LP	1,303,680	33,752,275
MarkWest Energy Partners LP	1,962,511	126,837,086
Midcoast Energy Partners LP [1]	1,339,510	16,288,442
Summit Midstream Partners LP	1,478,026	49,706,014
Targa Resources Partners LP	1,317,893	56,972,514
Western Gas Equity Partners LP	512,788	32,844,072
Gathering/Processing — 17.9% (Continued)
Western Gas Partners LP	1,282,838	$87,874,403
Total Gathering/Processing		577,623,003

Marine — 5.3%
GasLog Partners LP [1]	1,036,378	26,427,639
Golar LNG Partners LP	1,697,358	47,882,469
Seadrill Partners LLC	2,061,638	28,388,755
Teekay LNG Partners LP	1,651,238	57,892,404
Teekay Offshore Partners LP	447,825	10,008,889
Total Marine		170,600,156

Natural Gas Pipelines — 25.1%
Cone Midstream Partners LP	765,000	14,925,150
Energy Transfer Equity LP	3,147,915	216,167,323
Energy Transfer Partners LP	3,526,167	198,276,351
EQT Midstream Partners LP	1,157,139	96,817,820
Rice Midstream Partners LP [1]	2,096,589	35,746,842
Spectra Energy Partners LP	1,185,423	60,456,573
Tallgrass Energy GP LP [2]	169,159	5,421,546
Tallgrass Energy Partners LP	1,664,488	82,375,511
TC Pipelines LP	1,516,692	96,916,619
Total Natural Gas Pipelines		807,103,735

12 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)

Description	Shares	Value
Petroleum Transportation — 41.3%
Buckeye Partners LP	1,953,402	$151,056,577
Delek Logistics Partners LP	457,743	21,285,050
Enbridge Energy Partners LP	2,681,925	99,472,598
Genesis Energy LP	2,146,913	104,404,379
Global Partners LP	1,164,595	48,447,152
Holly Energy Partners LP [1]	3,402,282	114,758,972
Magellan Midstream Partners LP	1,676,339	133,637,745
Martin Midstream Partners LP	861,607	30,363,031
NGL Energy Partners LP	1,335,870	40,156,252
NuStar Energy LP	813,329	50,759,863
NuStar GP Holdings LLC	1,681,187	64,523,957
PBF Logistics LP	741,285	17,138,509
Plains All American Pipeline LP	2,493,544	117,071,891
Plains GP Holdings LP, Class A	619,700	17,326,812
Sprague Resources LP	99,300	2,750,610
Sunoco LP [1]	2,086,508	96,396,670
Sunoco Logistics Partners LP	2,815,324	111,486,830
Tesoro Logistics LP	1,458,831	84,335,020
TransMontaigne Partners LP	670,254	26,381,197
Total Petroleum Transportation		1,331,753,115

Total Master Limited Partnership Shares
(identified cost $2,367,320,717)		3,298,551,941

Common Stocks — 5.0%
Diversified — 3.1%
Abengoa Yield PLC	111,641	$4,291,480
ONEOK, Inc.	659,164	27,632,155
Williams Cos., Inc.	1,325,770	67,746,847
Total Diversified		99,670,482

Gathering/Processing — 0.6%
Targa Resources Corp.	236,856	21,778,909

Marine — 1.3%
Dorian LPG, Ltd. [2]	242,090	3,352,946
GasLog, Ltd.	1,842,911	38,148,258
Total Marine		41,501,204

Total Common Stocks
(identified cost $177,040,125)		162,950,595

Short-Term Investment — 2.7%
Money Market — 2.7%
Fidelity Treasury Portfolio , 0.010% [3]	86,622,434	86,622,434

Total Short-Term Investment
(identified cost $86,622,434)		86,622,434

Total Investments — 110.1%
(identified cost $2,630,983,276)		3,548,124,970
Liabilities In Excess of Other Assets — (10.1)%		(325,692,860)
Net Assets — 100.0%		$3,222,432,110

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 13

STATEMENT OF INVESTMENTS Unaudited / (Continued)

Footnotes to Statement of Investments

*	May 29, 2015 and November 28, 2014 represents the last business day of the Fund’s reporting periods. See Note 2 of the accompanying notes.

LLC — Limited Liability Company

LP — Limited Partnership

1.

Is or was an affiliate, as defined by the Investment Company Act of 1940, at or during the period ended May 29, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer. Transactions during this period in which the issuer was an affiliate are as follows:

	Shares November 28, 2014*	Gross Additions	Gross Reductions	Shares May 29, 2015*
GasLog Partners LP	1,036,378	—	—	1,036,378
Holly Energy Partners LP	2,140,553	1,261,729	—	3,402,282
Midcoast Energy Partners LP	1,339,510	—	—	1,339,510
Rice Midstream Partners LP	—	2,096,589	—	2,096,589
Sunoco LP	2,086,508	—	—	2,086,508

	Value	Distributions	Realized Gain/(Loss)
GasLog Partners LP	$26,427,639	$900,612	$—
Holly Energy Partners LP	114,758,972	2,963,220	—
Midcoast Energy Partners LP	16,288,442	924,262	—
Rice Midstream Partners LP	35,746,842	415,387	—
Sunoco LP	96,396,670	2,597,702	—

2.	Non-income producing.

3.	Variable rate security; the coupon rate represents the rate at May 29, 2015.

See accompanying Notes to Financial Statements.

14 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

STATEMENT OF ASSETS AND LIABILITIES May 29, 2015* / Unaudited

Assets
Investments at value – see accompanying Statement of Investments:
Unaffiliated companies (cost $2,358,710,607)	$3,258,506,405
Affiliated companies (cost $272,272,669)	289,618,565
3,548,124,970
Receivable for beneficial interest sold	6,489,578
Prepaid expenses	415,011
Dividends receivable	34,562
Total assets	3,555,064,121

Liabilities:
Deferred tax liability	322,604,654
Payable for beneficial interest redeemed	6,667,663
Payable to Manager	1,617,027
Payable for distribution and service plan fees	623,625
Transfer agent fees payable	577,591
Trustees' fees payable	29,456
Borrowing expense payable	10,421
Other liabilities	501,574
Total liabilities	332,632,011

Net Assets	$3,222,432,110

Composition of Net Assets
Par value of shares of beneficial interest	$268,759
Paid-in capital	2,664,980,661
Undistributed net investment loss, net of deferred taxes	(39,267,452)
Accumulated undistributed net realized gains on investments, net of deferred taxes	18,739,296
Net unrealized appreciation on investments, net of deferred taxes	577,710,846
Net Assets	$3,222,432,110

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 15

STATEMENT OF ASSETS AND LIABILITIES Unaudited / (Continued)

Net Asset Value, Offering Price and Redemption Proceeds Per Share ($0.001 Par Value, Unlimited Shares Authorized)
Class A Shares:
Net asset value and redemption proceeds per share	$11.92
Offering price per share (net asset value plus sales charge of 5.75% of offering price)	$12.65
Class C Shares:
Net asset value, offering price and redemption proceeds per share	$11.64
Class I Shares:
Net asset value, offering price and redemption proceeds per share	$12.14
Class W Shares:
Net asset value, offering price and redemption proceeds per share	$12.13
Class Y Shares:
Net asset value, offering price and redemption proceeds per share	$12.13

Net Assets:
Class A shares	$842,809,455
Class C shares	522,234,010
Class I shares	148,907,697
Class W shares	27,974,250
Class Y shares	1,680,506,698
Total Net Assets	$3,222,432,110

Shares Outstanding:
Class A shares	70,730,721
Class C shares	44,868,336
Class I shares	12,268,480
Class W shares	2,306,839
Class Y shares	138,585,019
Total Shares Outstanding	268,759,395

*	May 29, 2015 represents the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

16 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

STATEMENT OF OPERATIONS For the Six Months Ended May 29, 2015* / Unaudited

Investment Income
Distributions from Master Limited Partnerships from:
Unaffiliated Master Limited Partnerships	$79,493,754
Affiliated Master Limited Partnerships	6,900,571
Less return of capital on distributions from:
Unaffiliated Master Limited Partnerships	(79,493,754)
Affiliated Master Limited Partnerships	(6,900,571)
Dividend income	7,642,970
Total investment income	7,642,970

Expenses
Management fees	10,932,054
Distribution and service plan fees
Class A	1,043,109
Class C	2,425,037
Transfer agent fees
Class A	917,935
Class C	533,508
Class I	17,717
Class W	53,897
Class Y	1,804,779
Administrative fees	303,211
Registration fees	201,797
Tax expense	106,776
Legal, auditing, and other professional fees	82,557
Custody fees	78,956
Borrowing fees	60,734
Trustees' fees	45,585
Other	52,645
Total expenses, before waivers and deferred taxes	18,660,297
Less expense waivers	(1,812,012)
Net expenses, before deferred taxes	16,848,285

Net investment loss, before deferred taxes	(9,205,315)
Deferred tax benefit	6,322,653
Net investment loss, net of deferred taxes	(2,882,662)

Net Realized and Unrealized Gains/(Losses) on Investments:
Net Realized Gains
Investments from:
Unaffiliated companies	32,827,715
Deferred tax expense	(12,146,255)
Net realized gains, net of deferred taxes	20,681,460
Net Change in Unrealized Appreciation/Depreciation
Investments	(140,116,283)
Deferred tax benefit	51,843,025
Net change in unrealized appreciation/depreciation, net of deferred taxes	(88,273,258)

Net realized and unrealized losses on investments, net of deferred taxes	(67,591,798)
Change in net assets resulting from operations	$(70,474,460)

*	May 29, 2015 represents the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 17

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended May 29, 2015* (Unaudited)	For the Year Ended November 28, 2014*
Operations
Net investment loss, net of deferred taxes	$(2,882,662)	$(19,311,658)
Net realized gains on investments, net of deferred taxes	20,681,460	11,625,235
Net change in unrealized appreciation/depreciation on investments, net of deferred taxes	(88,273,258)	269,199,619
Change in net assets resulting from operations	(70,474,460)	261,513,196

Distributions to Shareholders
Distributions to shareholders from return of capital:
Class A shares	(24,617,922)	(44,764,653)
Class C shares	(14,867,375)	(21,619,844)
Class I shares	(4,026,193)	(3,268,073)
Class W shares	(1,207,198)	(3,264,121)
Class Y shares	(46,840,148)	(92,155,175)
Change in net assets resulting from distributions to shareholders	(91,558,836)	(165,071,866)

Beneficial Interest Transactions
Class A shares	14,581,097	227,330,355
Class C shares	72,933,540	229,130,723
Class I shares	92,895,079	712,252
Class W shares	(27,196,473)	(3,691,911)
Class Y shares	(3,259,911)	337,114,352
Change in net assets resulting from beneficial interest transactions	149,953,332	790,595,771
Change in net assets	(12,079,964)	887,037,101

Net Assets
Beginning of period	3,234,512,074	2,347,474,973
End of period	$3,222,432,110	$3,234,512,074

Undistributed net investment loss, net of deferred taxes	$(39,267,452)	$(36,384,790)

*	May 29, 2015 and November 28, 2014 represent the last business day of the Funds’ respective reporting periods. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

18 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended May 29, 2015* (Unaudited)	Year Ended November 28, 2014*	Year Ended November 29, 2013*	Year Ended November 30, 2012	Year Ended November 30, 2011	Period Ended November 30, 2010 [1]
Per Share Operating Data
Net Asset Value, Beginning of Period	$12.54	$11.99	$10.67	$10.56	$10.74	$10.00
Income/(loss) from investment operations:
Net investment loss [2]	(0.03)	(0.09)	(0.07)	(0.07)	(0.07)	(0.03)
Return of capital [2]	0.21	0.44	0.44	0.43	0.44	0.30
Net realized and unrealized gains/(losses)	(0.45)	0.91	1.66	0.46	0.14	0.96
Total from investment operations	(0.27)	1.26	2.03	0.82	0.51	1.23
Distributions to shareholders:
Return of capital	(0.35)	(0.71)	(0.71)	(0.71)	(0.69)	(0.49)
Net asset value, end of period	$11.92	$12.54	$11.99	$10.67	$10.56	$10.74

Total Return, at Net Asset Value [3]	(2.14%)	10.59%	19.32%	7.87%	4.85%	12.63%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$842,809	$872,216	$618,758	$207,631	$114,930	$45,575
Ratio of Expenses to Average Net Assets: [4]
Before (waivers) and deferred tax expense/(benefit)	1.23%	1.25%	1.13%	1.14%	1.23%	1.45%
Expense (waivers)	(0.12%)	(0.12%)	(0.01%)	(0.04%)	(0.13%)	(0.35%)
Net of (waivers) and before deferred tax expense/(benefit)	1.11%[5]	1.13%[5]	1.12%[6]	1.10%	1.10%	1.10%
Deferred tax expense/(benefit) [7,8]	(2.76%)	5.19%	8.42%	4.14%	1.94%	14.65%
Total expenses/(benefit)	(1.65%)	6.32%	9.54%	5.24%	3.04%	15.75%

Ratio of Investment Loss to Average Net Assets: [4]
Before (waivers) and deferred tax expense	(0.77%)	(1.24%)	(0.94%)	(1.07%)	(1.23%)	(1.08%)
Expense (waivers)	(0.12%)	(0.12%)	(0.01%)	(0.04%)	(0.13%)	(0.35%)
Net of expense (waivers) and before deferred tax expense	(0.65%)	(1.12%)	(0.93%)	(1.03%)	(1.10%)	(0.73%)
Deferred tax benefit [8,9]	0.22%	0.41%	0.33%	0.35%	0.41%	0.29%
Net investment loss	(0.43%)	(0.71%)	(0.60%)	(0.68%)	(0.69%)	(0.44%)

Portfolio turnover rate	5%	12%	2%	11%	10%	15%

*	May 29, 2015, November 28, 2014, and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
1.	The net asset value for the beginning of the period close of business March 31, 2010 (Commencement of Operations) through November 30, 2010 represents the initial contribution per share of $10.
2.	Per share amounts calculated based on average shares outstanding during the period.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4.	Annualized for less than full period.
5.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.10%.
6.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.10%.
7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

9.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 19

FINANCIAL HIGHLIGHTS (Continued)

Class C	Six Months Ended May 29, 2015* (Unaudited)	Year Ended November 28, 2014*	Year Ended November 29, 2013*	Year Ended November 30, 2012	Period Ended November 30, 2011 [1]
Per Share Operating Data
Net Asset Value, Beginning of Period	$12.30	$11.87	$10.64	$10.58	$10.90
Income/(loss) from investment operations:
Net investment loss [2]	(0.07)	(0.18)	(0.13)	(0.12)	(0.05)
Return of capital [2]	0.21	0.44	0.45	0.46	0.22
Net realized and unrealized gains/(losses)	(0.45)	0.88	1.62	0.43	(0.14)
Total from investment operations	(0.31)	1.14	1.94	0.77	0.03
Distributions to shareholders:
Return of capital	(0.35)	(0.71)	(0.71)	(0.71)	(0.35)
Net asset value, end of period	$11.64	$12.30	$11.87	$10.64	$10.58

Total Return, at Net Asset Value [3]	(2.51%)	9.66%	18.51%	7.36%	0.33%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$522,234	$475,459	$241,984	$123,372	$2,895
Ratio of Expenses to Average Net Assets: [4]
Before (waivers) and deferred tax expense/(benefit)	1.98%	2.00%	1.89%	2.04%	4.29%
Expense (waivers)	(0.12%)	(0.12%)	(0.01%)	(0.19%)	(2.44%)
Net of (waivers) and before deferred tax expense/(benefit)	1.86%[5]	1.88%[5]	1.88%[6]	1.85%	1.85%
Deferred tax expense/(benefit) [7,8]	(2.76%)	5.19%	6.84%	3.88%	0.82%
Total expenses/(benefit)	(0.90%)	7.07%	8.72%	5.73%	2.67%

Ratio of Investment Loss to Average Net Assets: [4]
Before (waivers) and deferred tax expense	(1.55%)	(2.01%)	(1.70%)	(1.96%)	(4.29%)
Expense (waivers)	(0.12%)	(0.12%)	(0.01%)	(0.19%)	(2.44%)
Net of expense (waivers) and before deferred tax expense	(1.43%)	(1.89%)	(1.69%)	(1.77%)	(1.85%)
Deferred tax benefit [8,9]	0.22%	0.41%	0.62%	0.63%	0.69%
Net investment loss	(1.21%)	(1.48%)	(1.07%)	(1.14%)	(1.16%)

Portfolio turnover rate	5%	12%	2%	11%	10%

*	May 29, 2015, November 28, 2014, and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
1.	Shares commenced operations at the close of business July 14, 2011.
2.	Per share amounts calculated based on average shares outstanding during the period.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4.	Annualized for less than full period.
5.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.85%.
6.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.85%.
7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

9.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

20 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

FINANCIAL HIGHLIGHTS (Continued)

Class I	Six Months Ended May 29, 2015* (Unaudited)	Year Ended November 28, 2014*	Period Ended November 29, 2013*,1,2
Per Share Operating Data
Net Asset Value, Beginning of Period	$12.74	$12.14	$12.20
Income/(loss) from investment operations:
Net investment income/(loss) [3]	0.06	(0.05)	(0.04)
Return of capital [3]	0.21	0.44	0.00 [4]
Net realized and unrealized gains/(losses)	(0.52)	0.92	0.33
Total from investment operations	(0.25)	1.31	0.29
Distributions to shareholders:
Return of capital	(0.35)	(0.71)	(0.35)
Net asset value, end of period	$12.14	$12.74	$12.14

Total Return, at Net Asset Value [5]	(1.94%)	10.87%	2.45%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$148,908	$57,153	$53,247
Ratio of Expenses to Average Net Assets: [6]
Before deferred tax expense/(benefit)	0.77%[7]	0.81%[7]	1.32%[8]
Deferred tax expense/(benefit) [9,10]	(2.76%)	5.19%	0.96%
Total expenses/(benefit)	(1.99%)	6.00%	2.28%

Ratio of Investment Income (Loss) to Average Net Assets: [6]
Before deferred tax expense	0.70%	(0.82%)	(1.32%)
Deferred tax benefit [10,11]	0.22%	0.41%	0.46%
Net investment income/(loss)	0.92%	(0.41%)	(0.86%)

Portfolio turnover rate	5%	12%	2%

*	May 29, 2015, November 28, 2014, and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
1.	Shares commenced operations at the close of business June 28, 2013.
2.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
3.	Per share amounts calculated based on average shares outstanding during the period.
4.	Amount rounds to less than$0.005.
5.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

6.	Annualized for less than full period.
7.

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 0.76% and 0.78% for the periods ended May 29, 2015 and November 28, 2014, respectively.

8.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.29%.
9.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
10.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

11.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 21

FINANCIAL HIGHLIGHTS (Continued)

Class W	Six Months Ended May 29, 2015* (Unaudited)	Year Ended November 28, 2014*	Year Ended November 29, 2013*,1	Year Ended November 30, 2012 [1]	Year Ended November 30, 2011 [1]	Period Ended November 30, 2010 [1,2]
Per Share Operating Data
Net Asset Value, Beginning of Period	$12.74	$12.15	$10.77	$10.62	$10.78	$10.00
Income/(loss) from investment operations:
Net investment loss [3]	(0.05)	(0.06)	(0.05)	(0.05)	(0.06)	(0.02)
Return of capital [3]	0.21	0.44	0.42	0.41	0.41	0.27
Net realized and unrealized gains/(losses)	(0.42)	0.92	1.72	0.50	0.18	1.02
Total from investment operations	(0.26)	1.30	2.09	0.86	0.53	1.27
Distributions to shareholders:
Return of capital	(0.35)	(0.71)	(0.71)	(0.71)	(0.69)	(0.49)
Net asset value, end of period	$12.13	$12.74	$12.15	$10.77	$10.62	$10.78

Total Return, at Net Asset Value [4]	(2.02%)	10.78%	19.71%	8.21%	5.02%	13.04%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,974	$57,589	$58,357	$61,876	$89,244	$96,020
Ratio of Expenses to Average Net Assets: [5]
Before (waivers) and deferred tax expense/(benefit)	0.98%	1.00%	0.87%	0.90%	0.97%	1.11%
Expense (waivers)	(0.12%)	(0.12%)	(0.01%)	(0.05%)	(0.12%)	(0.26%)
Net of (waivers) and before deferred tax expense/(benefit)	0.86%[6]	0.88%[6]	0.86%[7]	0.85%	0.85%	0.85%
Deferred tax expense/(benefit) [8,9]	(2.76%)	5.19%	10.74%	4.18%	1.88%	15.06%
Total expenses/(benefit)	(1.90%)	6.07%	11.60%	5.03%	2.73%	15.91%

Ratio of Investment Loss to Average Net Assets: [5]
Before (waivers) and deferred tax expense	(1.24%)	(1.02%)	(0.70%)	(0.83%)	(0.96%)	(0.76%)
Expense (waivers)	(0.12%)	(0.12%)	(0.01%)	(0.05%)	(0.12%)	(0.26%)
Net of expense (waivers) and before deferred tax expense	(1.12%)	(0.90%)	(0.69%)	(0.78%)	(0.84%)	(0.50%)
Deferred tax benefit [9,10]	0.22%	0.41%	0.25%	0.26%	0.31%	0.20%
Net investment loss	(0.90%)	(0.49%)	(0.44%)	(0.52%)	(0.53%)	(0.30%)

Portfolio turnover rate	5%	12%	2%	11%	10%	15%

*	May 29, 2015, November 28, 2014, and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
1.	Effective June 28, 2013, Class Y shares were renamed Class W shares. See Note 1 of the Notes to Financial Statements for additional information.
2.	The net asset value for the beginning of the period close of business March 31, 2010 (Commencement of Operations) through November 30, 2010 represents the initial contribution per share of $10.
3.	Per share amounts calculated based on average shares outstanding during the period.
4.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5.	Annualized for less than full period.
6.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 0.85%.
7.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 0.85%.
8.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
9.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

10.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

22 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

FINANCIAL HIGHLIGHTS (Continued)

Class Y	Six Months Ended May 29, 2015* (Unaudited)	Year Ended November 28, 2014*	Year Ended November 29, 2013*,1	Year Ended November 30, 2012 [1]	Year Ended November 30, 2011 [1]	Period Ended November 30, 2010 [1,2]
Per Share Operating Data
Net Asset Value, Beginning of Period	$12.74	$12.15	$10.77	$10.63	$10.78	$10.00
Income/(loss) from investment operations:
Net investment loss [3]	(0.01)	(0.05)	(0.05)	(0.06)	(0.06)	(0.02)
Return of capital [3]	0.21	0.44	0.43	0.44	0.43	0.30
Net realized and unrealized gains/(losses)	(0.46)	0.91	1.71	0.47	0.17	0.99
Total from investment operations	(0.26)	1.30	2.09	0.85	0.54	1.27
Distributions to shareholders:
Return of capital	(0.35)	(0.71)	(0.71)	(0.71)	(0.69)	(0.49)
Net asset value, end of period	$12.13	$12.74	$12.15	$10.77	$10.63	$10.78

Total Return, at Net Asset Value [4]	(2.02%)	10.78%	19.71%	8.21%	5.02%	13.04%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,680,507	$1,772,095	$1,375,128	$733,082	$455,321	$186,270
Ratio of Expenses to Average Net Assets: [5]
Before (waivers) and deferred tax expense/(benefit)	0.98%	1.00%	0.88%	0.88%	0.97%	1.52%
Expense (waivers)	(0.12%)	(0.12%)	(0.01%)	(0.03%)	(0.12%)	(0.71%)
Net of (waivers) and before deferred tax expense/(benefit)	0.86%[6]	0.88%[6]	0.87%[7]	0.85%	0.85%	0.81%
Deferred tax expense/(benefit) [8,9]	(2.76%)	5.19%	9.32%	4.20%	2.18%	14.52%
Total expenses/(benefit)	(1.90%)	6.07%	10.19%	5.05%	3.03%	15.33%

Ratio of Investment Loss to Average Net Assets: [5]
Before (waivers) and deferred tax expense	(0.50%)	(0.96%)	(0.70%)	(0.81%)	(0.97%)	(1.19%)
Expense (waivers)	(0.12%)	(0.12%)	(0.01%)	(0.03%)	(0.12%)	(0.71%)
Net of expense (waivers) and before deferred tax expense	(0.38%)	(0.84%)	(0.69%)	(0.78%)	(0.85%)	(0.48%)
Deferred tax benefit [9,10]	0.22%	0.41%	0.25%	0.26%	0.31%	0.19%
Net investment loss	(0.16%)	(0.43%)	(0.44%)	(0.52%)	(0.54%)	(0.29%)

Portfolio turnover rate	5%	12%	2%	11%	10%	15%

*	May 29, 2015, November 28, 2014, and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
1.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
2.	The net asset value for the beginning of the period close of business March 31, 2010 (Commencement of Operations) through November 30, 2010 represents the initial contribution per share of $10.
3.	Per share amounts calculated based on average shares outstanding during the period.
4.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5.	Annualized for less than full period.
6.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 0.85%.
7.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 0.85%.
8.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
9.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

10.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 23

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Organization

Oppenheimer SteelPath MLP Select 40 Fund (the “Fund”), a separate series of Oppenheimer SteelPath MLP Funds Trust, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI SteelPath, Inc. (the “Adviser” or “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or “Oppenheimer”).

The Fund offers Class A, Class C, Class I, Class W and Class Y shares. Effective June 28, 2013, Class I shares were renamed Class Y shares and Class Y shares were renamed Class W shares. Effective after August 30, 2013, Class W shares are no longer offered for purchase. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Effective June 28, 2013, although there is no initial sales charge on Class A purchases totaling $1 million or more, those Class A shares may be subject to a 1.00% contingent deferred sales charge if shares are redeemed within an 18-month “holding period” measured from the date of purchase. Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% of the redemption proceeds if Class C shares are redeemed within one year of purchase. Class I shares are only available to eligible institutional investors. Class I shares are sold at net asset value per share without a sales charge or CDSC. An institutional investor that buys Class I shares for its customers’ accounts may impose charges on those accounts. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for that purpose. They may include insurance companies, registered investment companies, employee benefit plans and section 529 plans, among others. An institutional investor that buys Class Y shares for its customers’ accounts may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class I, W, and Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in note 3.

24 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Dividends, if any, are declared and distributed quarterly for the Fund. The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. It is anticipated that a significant portion of the distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form DIV in February 2016. For the six months ended May 29, 2015, the Fund distributions are expected to be comprised of 100% return of capital.

Return of Capital Estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the six months ended May 29, 2015, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, if applicable, are amortized or accreted daily.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 25

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

Custodian Fees. “Custody fees” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.015%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined using the last in, first out method.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Income Taxes. The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent. The Fund may be subject to a 20 percent alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The Fund is currently using an estimated rate of 2.0 percent for state and local tax, net of federal tax expense.

The Fund’s income tax provision consists of the following as of May 29, 2015:

Current tax expense (benefit)
Federal	$—
State	—
Total current tax expense	$—

Deferred tax expense (benefit)
Federal	$(43,531,887)
State	(2,487,536)
Total deferred tax expense (benefit)	$(46,019,423)

26 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	Rate
Application of statutory income tax rate	$(40,772,882)	35.00%
State income taxes net of federal benefit	(2,329,877)	2.00%
Effect of permanent & temporary differences	(2,916,664)	2.50%
Total income tax expense (benefit)	$(46,019,423)	39.50%

The Fund intends to invest its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund’s tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740) that it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund’s valuation allowance: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unused. At May 29, 2015, the Fund determined a valuation allowance was not required. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding the deferred tax liability or asset.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 27

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

Components of the Fund’s deferred tax assets and liabilities as of May 29, 2015 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis)	$142,571,847
Capital loss carryforward (tax basis)	—
Organizational Costs	9,109
Total net deferred tax asset	142,580,956

Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	(465,185,610)
Total net deferred tax asset/(liability)	$(322,604,654)

Unexpected significant decreases in cash distributions from the Fund’s MLP investments or significant declines in the fair value of its investments may change the Fund’s assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund’s net asset value and results of operations in the period it is recorded.

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax liability or asset. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax liability or asset.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statements of Operations. As of May 29, 2015, the Fund does not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. All tax years since inception remain open and subject to examination by tax jurisdictions. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months.

28 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

At May 29, 2015, the Fund had net operating loss carryforwards for federal income tax purposes, which may be carried forward for 20 years, as follows:

Expiration Date
11/30/2030	$525,993
11/30/2031	11,179,881
11/30/2032	33,698,662
11/30/2033	63,882,188
11/30/2034	130,237,237
11/30/2035	145,805,354
Total	$385,329,315

During the six months ended May 29, 2015, the Fund utilized $7,394,968 of capital loss carryforwards.

At May 29, 2015, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$2,297,823,510
Gross Unrealized Appreciation	$1,348,832,236
Gross Unrealized Depreciation	(98,530,776)
Net Unrealized Appreciation (Depreciation) on Investments	$1,250,301,460

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 29

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation (Continued)

The Fund’s Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Adviser. The Adviser has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Adviser, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

30 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation (Continued)

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Adviser, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Adviser’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Adviser, when determining the fair value of a security. Fair value determinations by the Adviser are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 31

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation (Continued)

for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Adviser, or its third party service provider who is subject to oversight by the Adviser, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)

Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Adviser’s own judgments about assumptions that market participants would use in pricing the asset or liability)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

32 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation (Continued)

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of May 29, 2015, based on valuation input level:

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Master Limited Partnership Shares*	$3,298,551,941	$—	$—	$3,298,551,941
Common Stocks*	162,950,595	—	—	162,950,595
Short Term Investment	86,622,434	—	—	86,622,434
Total Assets	$3,548,124,970	$—	$—	$3,548,124,970

*	For a detailed break-out of securities by major industry classification, please refer to the Statement of Investments.

The Fund did not hold any Level 3 securities during the six months ended May 29, 2015.

There have been no transfers between pricing levels for the Fund. It is the Fund’s policy to recognize transfers at the end of the reporting period.

4. Investments and Risks

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 33

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

4. Investments and Risks (Continued)

Master Limited Partnerships (“MLPs”). Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the equity securities of MLPs.

MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Concentration Risk. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of MLPs. MLPs are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Fund is derived from investment in equity securities of MLPs. The amount of cash that a MLP has available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP’s operations.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended May 29, 2015		Year Ended November 28, 2014
	Shares	Amount	Shares	Amount
Class A
Sold	12,759,106	$152,903,114	37,495,383	$476,083,095
Dividends and/or distributions reinvested	1,847,067	22,228,975	3,221,615	40,559,714
Redeemed	(13,445,218)	(160,550,992)	(22,732,097)	(289,312,454)
Net Increase	1,160,955	$14,581,097	17,984,901	$227,330,355

34 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

5. Shares of Beneficial Interest (Continued)

	Six Months Ended May 29, 2015		Year Ended November 28, 2014
	Shares	Amount	Shares	Amount
Class C
Sold	9,287,432	$108,951,038	19,706,367	$247,543,016
Dividends and/or distributions reinvested	1,214,751	14,301,293	1,667,683	20,704,844
Redeemed	(4,289,513)	(50,318,791)	(3,111,469)	(39,117,137)
Net Increase	6,212,670	$72,933,540	18,262,581	$229,130,723

Class I
Sold	8,053,943	$96,161,043	637,602	$8,008,990
Dividends and/or distributions reinvested	223,900	2,742,506	201,909	2,568,560
Redeemed	(494,971)	(6,008,470)	(739,475)	(9,865,298)
Net Increase	7,782,872	$92,895,079	100,036	$712,252

Class W
Sold	—	$—	—	$—
Dividends and/or distributions reinvested	98,542	1,207,058	256,026	3,264,121
Redeemed	(2,313,303)	(28,403,531)	(539,288)	(6,956,032)
Net Decrease	(2,214,761)	$(27,196,473)	(283,262)	$(3,691,911)

Class Y
Sold	28,595,472	$348,142,259	61,840,371	$801,123,485
Dividends and/or distributions reinvested	3,526,543	43,163,681	6,549,536	83,633,225
Redeemed	(32,673,365)	(394,565,851)	(42,468,872)	(547,642,358)
Net Increase/Decrease	(551,350)	$(3,259,911)	25,921,035	$337,114,352

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended May 29, 2015, were as follows:

	Purchases	Sales
Investment securities	$323,867,505	$164,169,854

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 35

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Net Assets up to $3 Billion	Net Assets Greater than $3 Billion and up to $5 Billion	Net Assets in Excess of $5 Billion
0.70%	0.68%	0.65%

The Fund’s effective management fee for the six months ended May 29, 2015 was 0.70% of average annual net assets before any applicable waivers.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Board has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities, if applicable. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

36 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets.

The Plan and Plans continue in effect from year to year only if the Fund’s Board votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
May 29, 2015	$28,556	$59,184

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit fees and/or reimburse expenses of the Fund to the extent that the Fund’s total annual fund operating expenses (exclusive of interest, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expense, if any) exceed 1.10% for Class A shares, 1.85% for Class C shares, 0.85% for Class W shares, and 0.85% for Class Y shares.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 37

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

The Fund’s total annual operating expenses after fee waiver and/or expense reimbursement (“Net Expenses”) will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund’s deferred income tax expense is excluded from the expense cap, the Fund’s Net Expenses for each class of shares is increased by the amount of this expense. During the six months ended May 29, 2015, the Manager reimbursed $502,413, $292,203, $29,360, and $988,036 for Class A, Class C, Class W, and Class Y respectively. This undertaking may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein, unless approved by the Fund’s Board of Trustees.

The Manager can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Manager, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits.

The following table represents amounts eligible for recovery at May 29, 2015:

Eligible Expense Recoupment Expiring:
November 30, 2015	$322,719
November 30, 2016	178,156
November 30, 2017	3,539,444
May 29, 2018	1,812,012

During the six months ended May 29, 2015, the Adviser did not recoup any expenses.

Related Party. The Interested Trustees and officers of the Fund are also officers or trustees of companies affiliated with the Manager, Distributor, and Transfer Agent.

8. Borrowing Agreement

Effective September 11, 2014, the Fund, along with Oppenheimer SteelPath MLP Alpha Fund, Oppenheimer SteelPath MLP Alpha Plus Fund, and Oppenheimer SteelPath MLP Income Fund (collectively, the “Trust”), is a borrower in a $650 million revolving credit agreement with Citibank, N.A. (“Citi Loan Agreement”). The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted pursuant to the Fund’s investment limitations. Amounts borrowed under the Citi Loan Agreement, if any, are invested by the Fund under the direction of the Manager consistent with the Fund’s investment objective and policies, and as such, the related investments are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. The borrowing, if any, is fully collateralized throughout the term of the borrowing with

38 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

8. Borrowing Agreement (Continued)

securities or other assets of the Fund. The Fund is not liable for borrowings of other Funds in the Trust. Securities that have been pledged as collateral for the borrowing are indicated in the Statement of Investments.

Borrowings under the Citi Loan Agreement are charged interest at a calculated rate computed by Citibank based on the three month LIBOR rate plus 0.80% per annum. An unused commitment fee at the rate of 0.10% per annum is charged for any undrawn portion of the credit facility, and each member of the Trust will pay its pro rata share of this fee. A facility fee of 0.27% was charged on the commitment amount, and each party of the Trust paid its pro rata share of this fee. The borrowing is due September 11, 2015, unless another date is mutually agreed upon by the parties of the Citi Loan Agreement. For the six month period ended May 29, 2015, the Fund paid $60,734 in borrowing fees. The Fund did not have any borrowing for the six months ended May 29, 2015.

9. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 39

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details, on a per-share basis, the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Master Limited Partnerships (“MLPs”), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the MLPs in which the Fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer SteelPath MLP Select 40 Fund	2/6/15	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Select 40 Fund	5/6/15	0.0%	0.0%	100.0%

40 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL.OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL.OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding – Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL.OPP (225.5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 41

OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Stuart Cartner, Vice President
Brian Watson, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI SteelPath, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	Cohen Fund Audit Services, Ltd.

Legal Counsel	Ropes & Gray LLP

© 2015 OppenheimerFunds, Inc. All rights reserved.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

42 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms

●	When you create a user ID and password for online account access

●	When you enroll in eDocs Direct, our electronic document delivery service

●	Your transactions with us, our affiliates or others

●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 43

PRIVACY POLICY NOTICE (Continued)

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

44 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

PRIVACY POLICY NOTICE (Continued)

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number - whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL.OPP (225.5677).

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 45

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OPPENHEIMER STEELPATH MLP SELECT 40 FUND	47

OppenheimerFunds®
The Right Way
to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Visit Us
oppenheimerfunds.com

Call Us
800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

RS1383.001.0515 July 24, 2015

Semiannual Report 5/31/2015

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
SteelPath MLP Alpha Fund

Fund Performance Discussion	3
Top Holdings and Allocations	7
Share Class Performance	8
Fund Expenses	10
Statement of Investments	12
Statement of Assets and Liabilities	14
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	22
Distribution Sources	38
Portfolio Proxy Voting Policies and Procedures; Updates to Statements of Investments	39
Trustees and Officers	40
Privacy Policy Notice	41

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/29/15*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Alerian MLP Index
6-Month	-3.49%	-9.03%	2.97%	-8.42%
1-Year	-3.19	-8.75	11.81	-7.40
5-Year	10.79	9.49	16.54	14.72
Since Inception (3/31/10)	10.15	8.89	14.46	13.72

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

*	May 29, 2015, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through May 31, 2015.}

2 OPPENHEIMER STEELPATH MLP ALPHA FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) fell 3.49% during the reporting period. In comparison, master limited partnerships (MLPs), as measured by the Alerian MLP Index (AMZ), fell 8.42%. Please note that the returns for the Alerian MLP Index are calculated pre-tax, while the Fund’s returns are calculated post corporate tax. During the same period, the S&P 500 Index gained 2.97%.

Over the six-month reporting period, the MLP sector underperformed the broader markets. Notably, MLPs underperformed the S&P 500 Index, coinciding with a sharp pullback in the prices of crude oil and natural gas, which in turn led to substantially lower drilling activity and a reduced rate of production growth. The U.S. drilling rig count, as estimated by Baker Hughes, ended the period at approximately 870 active rigs, down 1,058 rigs since the peak of activity in September 2014. Despite the rig count reductions, crude oil production in the United States continued to grow, reaching an estimated 9.4 million barrels per day in the four weeks ending May 29, 2015, a rate that is 12.7% higher than the same period in 2014. Production remained resilient, as previously drilled wells continued to be brought into production and as the remaining rigs are primarily focused on the most productive, or economic, areas. Notably, weekly rig count reductions slowed, which may reflect the impact of greater price concessions by oil field service providers for drilling, completion and other oilfield services.

Over the reporting period, approximately $15 billion of new equity supply entered the market through either secondary offerings, initial public offerings, or through “at-the-market” programs in which primary units trade into the market anonymously throughout the normal trading day. This pace of equity issuance represents an increased rate from the roughly $10 billion raised over the six month reporting period ended May 31, 2014. MLPs also raised approximately $25 billion of debt capital during the period. Most MLPs pay out the majority of excess cash flow as distributions to investors, and therefore must raise external capital to fund growth projects.

MACRO REVIEW

West Texas Intermediate (WTI) crude oil prices ended the reporting period at $60.30 per barrel, down 28% over the reporting period and 41% lower than the end of May 2014. Global crude prices, as measured by Brent crude oil, traded 40% lower over the reporting period. Crude oil price weakness appears linked to the continued increases in U.S. crude production, the Organization of the Petroleum Exporting Countries’ (OPEC) resolve in holding production quotas, and modest concern relating to the intensity of demand growth. Domestically, regional and quality crude pricing differentials continued

OPPENHEIMER STEELPATH MLP ALPHA FUND 3

to exhibit volatility. Of note, crude oil priced in Midland, Texas exited the period effectively at parity with WTI after generally trading at a discount per barrel of between $2.00 and $10.00 to WTI over the past two years and likely reflecting the effectiveness of recently completed midstream infrastructure transporting crude out of the region.

Henry Hub natural gas spot prices exited the period at $2.64 per million British thermal units (mmbtu), 41% lower than the same period in 2014. Though natural gas storage levels exited the winter draw season near the five-year average, production has remained robust, which has served to keep pricing depressed. Going forward, the interaction of a pullback in natural gas directed drilling, reduced gas supply growth derived from oil directed wells, known as “associated gas”, and greater export of natural gas volumes through the start-up of significant liquefied natural gas (LNG) facilities and greater volumes to Mexico, may provide the demand needed to sustain better natural gas pricing in the medium-term.

Mont Belvieu natural gas liquids (NGL) prices ended the reporting period at $18.67 per barrel, a 31% decline during the reporting period and down 55% from the end of May 2014. All of the NGL purity product prices ended the period lower than the same time in the prior year. Frac spreads, a measure of natural gas processing economics, ended the reporting period at $0.26 per gallon, 57% lower than the period ended May 31, 2014. Generally, the greater the frac spread, the greater the incentive for producers to seek natural gas processing capacity.

The yield curve flattened over the reporting period as short rates held steady, medium-term rates rose, and longer-dated yields declined. The ten-year Treasury yield fell 36 basis points to end the period at 2.12%. The MLP yield spread at period-end, as measured by the AMZ and the 10-year Treasury bond, widened by 87 basis points to 4.03%.

Over the reporting period, real estate investment trusts (REITs) and utilities, two competing yield-oriented equity asset classes, posted total returns of -0.48% (as measured by the Dow Jones Equity All REIT Total Return Index) and -0.41% (as measured by the Dow Jones Utility Average Index), respectively, outperforming the AMZ’s -8.42% total return. Price to forward distributable cash flow (DCF), a commonly watched ratio within the MLP sector, declined modestly below the ten-year average but within the historic range. We continue to believe that the visibility of energy infrastructure growth opportunities supports above average valuations.

SUBSECTOR REVIEW

Performance among subsectors in the midstream, or energy infrastructure, MLP asset class varied for the reporting period. On average, the propane subsector provided the best performance over the period, buoyed by strong winter demand conditions in certain areas and as the group’s fundamental outlook is clearly independent of crude oil pricing, which experienced significant weakness over

4 OPPENHEIMER STEELPATH MLP ALPHA FUND

the period. The petroleum pipeline group followed as crude production continued to increase and growth projects were placed into service. The marine subsector also delivered positive performance bolstered by the stability provided by long term LNG contracts and further supported by merger and acquisition expectations.

Consistent with the trends we saw in the previous reporting period, those asset classes with greater exposure to commodity prices delivered less favorable performance over the period. Weakness within the coal subsector continues to reflect, we believe, market concern over the outlook for coal pricing in the face of abundant and cheap natural gas as a competing electric generating fuel and the potential for even greater regulatory pressure on the use of coal. Upstream MLPs, including those active in exploration and production and oilfield services and supply, suffered as the commodity price associated pullback carried into December. Also among the weakest subsectors for the period were the gathering and processing MLPs, where weakness was similarly influenced by the decline in crude oil and natural gas prices.

FUND REVIEW

Key contributors to the Fund’s performance were Energy Transfer Equity LP (ETE) and Genesis Energy LP (GEL).

ETE’s performance was strong during the reporting period, driven by better than consensus distribution growth and an announced merger between two of its underlying MLPs: Energy Transfer Partners (NYSE: ETP) and Regency Energy Partners (NYSE: RGP). The merger is expected to result in significant accretion to ETE and provides additional visibility into continued distribution growth.

GEL outperformed during the reporting period on higher than expected Pipeline Transportation and Supply & Logistics results. Future distribution growth visibility is supported by a variety of projects, including an offshore crude pipeline, a crude rail unloading facility, and the Baton Rouge terminal. Growth may be further supported by the recent acquisition of a Jones Act tanker.

Key detractors from the Fund’s performance were Sunoco Logistics Partners LP (SXL) and Regency Energy Partners LP (RGP).

SXL underperformed during the reporting period due, in part, to an overhang relating to the partnership’s capital requirements to fund multiple large-scale growth projects. However, these growth projects are expected to generate top-tier distribution growth over the near- and medium-term, and the partnership’s healthy distribution coverage ratio provides additional support for market participants.

RGP underperformed early in the reporting period due to concerns associated with weakened volumetric growth expectations resulting from the commodity price pullback. With the January announcement of the planned merger between RGP and ETP, unit

OPPENHEIMER STEELPATH MLP ALPHA FUND 5

pricing generally followed the unit pricing of ETP based on the terms of the merger agreement.

OUTLOOK

We believe the price correction in crude oil and natural gas will moderate near-term production growth rates in aggregate. However, we continue to believe that the impact for the majority of midstream-focused MLPs will be modest as the need for energy infrastructure largely remains intact but is expected to progress at a more modest pace until commodity pricing firms. Accordingly, we continue to believe that the recent price weakness may represent an attractive entry point for those MLPs positioned to perform well across a broad range of commodity trajectories.

6 OPPENHEIMER STEELPATH MLP ALPHA FUND

Top Holdings and Allocations*

TOP TEN MASTER LIMITED PARTNERSHIP HOLDINGS

Energy Transfer Partners LP	8.77%
Energy Transfer Equity LP	8.49%
Enterprise Products Partners LP	8.36%
Williams Partners LP	8.32%
Magellan Midstream Partners LP	7.84%
Sunoco Logistics Partners LP	7.44%
Plains All American Pipeline LP	5.91%
TC Pipelines LP	5.49%
Buckeye Partners LP	4.76%
MarkWest Energy Partners LP	4.20%

Portfolio holdings and allocations are subject to change. Percentages are as of May 29, 2015, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of May 29, 2015, and are based on the total market value of investments.

*	May 29, 2015, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA FUND 7

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/29/15*

	Inception Date	6-Month	1-Year	5-Year	Since Inception
CLASS A (MLPAX)	3/31/10	-3.49%	-3.19%	10.79%	10.15%
CLASS C (MLPGX)	8/25/11	-3.81%	-3.88%	N/A	10.50%
CLASS I (OSPAX)	6/28/13	-3.29%	-2.91%	N/A	6.15%
CLASS Y (MLPOX)	3/31/10	-3.37%	-2.92%	11.09%	10.43%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 5/29/15*

	Inception Date	6-Month	1-Year	5-Year	Since Inception
CLASS A (MLPAX)	3/31/10	-9.03%	-8.75%	9.49%	8.89%
CLASS C (MLPGX)	8/25/11	-4.75%	-4.79%	N/A	10.50%
CLASS I (OSPAX)	6/28/13	-3.29%	-2.91%	N/A	6.15%
CLASS Y (MLPOX)	3/31/10	-3.37%	-2.92%	11.09%	10.43%

*	May 29, 2015 was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through May 31, 2015.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%, and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I or Class Y shares. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Alerian MLP Index. The S&P 500 Index is a broad-based measure of domestic stock performance. The Alerian MLP Index is a composite of the 50 most prominent Master Limited Partnerships that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. The index, which is calculated using a ﬂoat-adjusted, capitalization-weighted methodology, is disseminated real-time on a total-return basis (AMZX). The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment

8 OPPENHEIMER STEELPATH MLP ALPHA FUND

of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER STEELPATH MLP ALPHA FUND 9

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 29, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 OPPENHEIMER STEELPATH MLP ALPHA FUND

Actual	Beginning Account Value December 1, 2014	Ending Account Value May 29, 2015	Expenses Paid During 6 Months Ended May 29, 2015*
Class A	$ 1,000.00	$ 965.10	$ 7.39
Class C	1,000.00	961.90	11.05
Class I	1,000.00	967.10	5.68
Class Y	1,000.00	966.30	6.17

Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.47	7.59
Class C	1,000.00	1,013.74	11.34
Class I	1,000.00	1,019.22	5.83
Class Y	1,000.00	1,018.72	6.34

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, and tax expense, based on the 6-month period ended May 29, 2015 are as follows:

Class	Expense Ratios*
Class A	1.53%
Class C	2.28
Class I	1.17
Class Y	1.27

*	For the 6-month period ended May 29, 2015, the Fund’s deferred tax liability decreased resulting in a deferred tax benefit for the period. This benefit was excluded from this example.

The expense ratios for Class A, C, and Y reflect contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements, if applicable.

OPPENHEIMER STEELPATH MLP ALPHA FUND 11

STATEMENT OF INVESTMENTS May 29, 2015* / Unaudited

Description	Shares	Value
Master Limited Partnership Shares — 102.8%
Diversified — 16.7%
Enterprise Products Partners LP	13,118,146	$425,290,293
Williams Partners LP	7,571,420	423,090,950
Total Diversified		848,381,243

Gathering/Processing — 10.2%
DCP Midstream Partners LP	2,201,441	83,214,470
MarkWest Energy Partners LP	3,302,696	213,453,242
Targa Resources Partners LP	3,594,704	155,399,054
Western Gas Equity Partners LP	37,869	2,425,509
Western Gas Partners LP	979,865	67,120,753
Total Gathering/Processing		521,613,028

Marine — 2.0%
Seadrill Partners LLC [1]	7,448,374	102,564,110

Natural Gas Pipelines — 33.9%
Energy Transfer Equity LP	6,290,328	431,956,824
Energy Transfer Partners LP	7,937,067	446,301,282
EQT Midstream Partners LP	2,138,965	178,967,201
Spectra Energy Partners LP	2,115,115	107,870,865
Tallgrass Energy GP LP [1,2]	4,283,812	137,296,174
Tallgrass Energy Partners LP	2,855,687	141,327,950
TC Pipelines LP [1]	4,369,721	279,225,172
Total Natural Gas Pipelines		1,722,945,468

Petroleum Transportation — 40.0%
Buckeye Partners LP	3,134,558	$242,395,370
Genesis Energy LP	3,447,267	167,640,594
Magellan Midstream Partners LP	5,005,383	399,029,133
NGL Energy Partners LP	4,702,783	141,365,657
NuStar Energy LP	246,365	15,375,640
NuStar GP Holdings LLC [1]	2,532,258	97,188,062
Plains All American Pipeline LP	6,406,732	300,796,067
Plains GP Holdings LP, Class A	2,842,393	79,473,308
Sunoco Logistics Partners LP	9,563,376	378,709,690
Tesoro Logistics LP	2,747,050	158,806,961
TransMontaigne Partners LP [1]	1,386,234	54,562,170
Total Petroleum Transportation		2,035,342,652

Total Master Limited Partnership Shares
(identified cost $4,348,066,603)		5,230,846,501

Common Stocks — 2.1%
Diversified — 1.1%
Williams Cos., Inc.	1,043,592	53,327,551

Gathering/Processing — 1.0%
Targa Resources Corp.	555,639	51,091,006

Total Common Stocks
(identified cost $115,809,829)		104,418,557

12 OPPENHEIMER STEELPATH MLP ALPHA FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)

Description	Shares	Value
Short-Term Investment — 1.5%
Money Market — 1.5%
Fidelity Treasury Portfolio , 0.010% [3]	78,046,549	$78,046,549

Total Short-Term Investment
(identified cost $78,046,549)		78,046,549

Total Investments — 106.4%
(identified cost $4,541,922,981)		5,413,311,607
Liabilities In Excess of Other Assets — (6.4)%		(325,177,189)
Net Assets — 100.0%		$5,088,134,418

Footnotes to Statement of Investments

*	May 29, 2015 and November 28, 2014 represents the last business day of the Fund’s reporting periods. See Note 2 of the accompanying notes.

LLC — Limited Liability Company

LP — Limited Partnership

1.

Is or was an affiliate, as defined by the Investment Company Act of 1940, at or during the period ended May 29, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer. Transactions during this period in which the issuer was an affiliate are as follows:

	Shares November 28, 2014*	Gross Additions	Gross Reductions	Shares May 29, 2015*
NGL Energy Partners LP [i]	4,702,783	—	—	4,702,783
Nustar GP Holdings LLC	2,524,858	7,400	—	2,532,258
Seadrill Partners LLC	7,335,129	113,245	—	7,448,374
Shell Midstream Partners LP [i]	4,412,311	—	(4,412,311)	—
Tallgrass Energy GP LP	—	4,283,812	—	4,283,812
TC Pipelines LP	3,888,829	517,176	(36,284)	4,369,721
TransMontaigne Partners LP	1,386,234	—	—	1,386,234

	Value	Distributions	Realized Gain/(Loss)
NGL Energy Partners LP [i]	$141,365,657	$5,843,208	$—
Nustar GP Holdings LLC	97,188,062	2,760,161	—
Seadrill Partners LLC	102,564,110	8,453,905	—
Shell Midstream Partners LP [i]	—	418,582	34,984,311
Tallgrass Energy GP LP	137,296,174	—	—
TC Pipelines LP	279,225,172	6,906,703	1,012,842
TransMontaigne Partners LP	54,562,170	1,843,691	—

i	An affiliate as of November 28, 2014, Is not an affiliate as of May 29, 2015.

2.	Non-income producing.

3.	Variable rate security; the coupon rate represents the rate at May 29, 2015.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA FUND 13

STATEMENT OF ASSETS AND LIABILITIES May 29, 2015* / Unaudited

Assets
Investments at value – see accompanying Statement of Investments:
Unaffiliated companies (cost $3,718,156,172)	$4,742,475,919
Affiliated companies (cost $823,766,809)	670,835,688
5,413,311,607
Receivable for beneficial interest sold	9,873,352
Prepaid expenses	637,552
Dividends receivable	967
Total assets	5,423,823,478

Liabilities:
Deferred tax liability	306,288,545
Payable for investments purchased	13,401,531
Payable for beneficial interest redeemed	8,668,990
Payable to Manager	4,314,730
Payable for distribution and service plan fees	1,276,612
Transfer agent fees payable	958,217
Trustees' fees payable	30,561
Borrowing expense payable	16,590
Other liabilities	733,284
Total liabilities	335,689,060

Net Assets	$5,088,134,418

Composition of Net Assets
Par value of shares of beneficial interest	$422,798
Paid-in capital	4,548,879,397
Undistributed net investment loss, net of deferred taxes	(76,854,283)
Accumulated undistributed net realized gains on investments, net of deferred taxes	65,933,813
Net unrealized appreciation on investments, net of deferred taxes	549,752,693
Net Assets	$5,088,134,418

14 OPPENHEIMER STEELPATH MLP ALPHA FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / (Continued)

Net Asset Value, Offering Price and Redemption Proceeds Per Share ($0.001 Par Value, Unlimited Shares Authorized)
Class A Shares:
Net asset value and redemption proceeds per share	$12.02
Offering price per share (net asset value plus sales charge of 5.75% of offering price)	$12.75
Class C Shares:
Net asset value, offering price and redemption proceeds per share	$11.71
Class I Shares:
Net asset value, offering price and redemption proceeds per share	$12.22
Class Y Shares:
Net asset value, offering price and redemption proceeds per share	$12.21

Net Assets:
Class A shares	$1,755,052,385
Class C shares	1,047,762,177
Class I shares	6,392,315
Class Y shares	2,278,927,541
Total Net Assets	$5,088,134,418

Shares Outstanding:
Class A shares	146,060,324
Class C shares	89,504,741
Class I shares	523,211
Class Y shares	186,709,583
Total Shares Outstanding	422,797,859

*	May 29, 2015 represents the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA FUND 15

STATEMENT OF OPERATIONS For the Six Months Ended May 29, 2015* / Unaudited

Investment Income
Distributions from Master Limited Partnerships from:
Unaffiliated Master Limited Partnerships	$105,786,140
Affiliated Master Limited Partnerships	25,348,661
Less return of capital on distributions from:
Unaffiliated Master Limited Partnerships	(105,786,140)
Affiliated Master Limited Partnerships	(25,348,661)
Dividend income	7,015,582
Total investment income	7,015,582

Expenses
Management fees	27,090,381
Distribution and service plan fees
Class A	2,220,602
Class C	5,035,268
Transfer agent fees
Class A	1,954,130
Class C	1,107,759
Class I	789
Class Y	2,390,753
Administrative fees	479,677
Registration fees	289,464
Tax expense	139,969
Custody fees	138,310
Borrowing fees	96,328
Legal, auditing, and other professional fees	89,367
Trustees' fees	65,921
Other	73,455
Total expenses, before waivers and deferred taxes	41,172,173
Less expense waivers	(2,669,285)
Net expenses, before deferred taxes	38,502,888

Net investment loss, before deferred taxes	(31,487,306)
Deferred tax benefit	17,179,834
Net investment loss, net of deferred taxes	(14,307,472)

Net Realized and Unrealized Gains/(Losses) on Investments:
Net Realized Gains
Investments from:
Unaffiliated companies	7,972,715
Affiliated companies	1,128,766
Deferred tax expense	(3,358,446)
Net realized gains, net of deferred taxes	5,743,035
Net Change in Unrealized Appreciation/Depreciation
Investments	(273,793,761)
Deferred tax benefit	101,029,897
Net change in unrealized appreciation/depreciation, net of deferred taxes	(172,763,864)

Net realized and unrealized losses on investments, net of deferred taxes	(167,020,829)
Change in net assets resulting from operations	$(181,328,301)

*	May 29, 2015 represents the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

16 OPPENHEIMER STEELPATH MLP ALPHA FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended May 29, 2015* (Unaudited)	For the Year Ended November 28, 2014*
Operations
Net investment loss, net of deferred taxes	$(14,307,472)	$(37,250,139)
Net realized gains on investments, net of deferred taxes	5,743,035	60,538,523
Net change in unrealized appreciation/depreciation on investments, net of deferred taxes	(172,763,864)	357,840,401
Change in net assets resulting from operations	(181,328,301)	381,128,785

Distributions to Shareholders
Distributions to shareholders from return of capital:
Class A shares	(50,138,409)	(89,283,741)
Class C shares	(29,691,120)	(41,840,486)
Class I shares	(160,641)	(103,441)
Class Y shares	(61,423,428)	(93,789,109)
Change in net assets resulting from distributions to shareholders	(141,413,598)	(225,016,777)

Beneficial Interest Transactions
Class A shares	(62,913,838)	709,283,850
Class C shares	104,323,661	544,979,649
Class I shares	2,920,470	3,602,104
Class Y shares	220,637,481	907,105,177
Change in net assets resulting from beneficial interest transactions	264,967,774	2,164,970,780
Change in net assets	(57,774,125)	2,321,082,788

Net Assets
Beginning of period	5,145,908,543	2,824,825,755
End of period	$5,088,134,418	$5,145,908,543

Undistributed net investment loss, net of deferred taxes	$(76,854,283)	$(62,546,811)

*	May 29, 2015 and November 28, 2014 represent the last business day of the Funds’ respective reporting periods. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA FUND 17

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended May 29, 2015* (Unaudited)	Year Ended November 28, 2014*	Year Ended November 29, 2013*	Year Ended November 30, 2012	Year Ended November 30, 2011	Period Ended November 30, 2010 [1]
Per Share Operating Data
Net Asset Value, Beginning of Period	$12.81	$12.04	$10.70	$10.38	$10.71	$10.00
Income/(loss) from investment operations:
Net investment loss [2]	(0.04)	(0.12)	(0.11)	(0.10)	(0.10)	(0.05)
Return of capital [2]	0.20	0.42	0.42	0.41	0.43	0.28
Net realized and unrealized gains/(losses)	(0.61)	1.16	1.72	0.70	0.02	0.97
Total from investment operations	(0.45)	1.46	2.03	1.01	0.35	1.20
Distributions to shareholders:
Return of capital	(0.34)	(0.69)	(0.69)	(0.69)	(0.68)	(0.49)
Net asset value, end of period	$12.02	$12.81	$12.04	$10.70	$10.38	$10.71

Total Return, at Net Asset Value [3]	(3.49%)	12.26%	19.29%	9.93%	3.32%	12.24%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,755,052	$1,937,356	$1,154,926	$193,974	$108,422	$31,525
Ratio of Expenses to Average Net Assets: [4]
Before (waivers) and deferred tax expense/(benefit)	1.62%	1.65%	1.55%	1.58%	1.67%	1.94%
Expense (waivers)	(0.11%)	(0.12%)	(0.03%)	(0.08%)	(0.17%)	(0.44%)
Net of (waivers) and before deferred tax expense/(benefit)	1.51%[5]	1.53%[5]	1.52%[6]	1.50%	1.50%	1.50%
Deferred tax expense/(benefit) [7,8]	(4.63%)	5.38%	8.07%	5.55%	1.68%	12.93%
Total expenses/(benefit)	(3.12%)	6.91%	9.59%	7.05%	3.18%	14.43%

Ratio of Investment Loss to Average Net Assets: [4]
Before (waivers) and deferred tax expense	(1.39%)	(1.57%)	(1.52%)	(1.57%)	(1.67%)	(1.59%)
Expense (waivers)	(0.11%)	(0.12%)	(0.03%)	(0.08%)	(0.17%)	(0.44%)
Net of expense (waivers) and before deferred tax expense	(1.28%)	(1.45%)	(1.49%)	(1.49%)	(1.50%)	(1.15%)
Deferred tax benefit [8,9]	0.69%[8]	0.54%	0.54%	0.53%	0.56%	0.46%
Net investment loss	(0.59%)	(0.91%)	(0.95%)	(0.96%)	(0.94%)	(0.69%)

Portfolio turnover rate	19%	17%	9%	15%	14%	7%

*	May 29, 2015, November 28, 2014, and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
1.	The net asset value for the beginning of the period close of business March 31, 2010 (Commencement of Operations) through November 30, 2010 represents the initial contribution per share of $10.
2.	Per share amounts calculated based on average shares outstanding during the period.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4.	Annualized for less than full period.
5.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.50%.
6.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.50%.
7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

9.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.
See accompanying Notes to Financial Statements.

18 OPPENHEIMER STEELPATH MLP ALPHA FUND

FINANCIAL HIGHLIGHTS (Continued)

Class C	Six Months Ended May 29, 2015* (Unaudited)	Year Ended November 28, 2014*	Year Ended November 29, 2013	Year Ended November 30, 2012	Period Ended November 30, 2011 [1]
Per Share Operating Data
Net Asset Value, Beginning of Period	$12.53	$11.89	$10.64	$10.40	$10.05
Income/(loss) from investment operations:
Net investment loss [2]	(0.08)	(0.22)	(0.17)	(0.15)	(0.04)
Return of capital [2]	0.20	0.42	0.42	0.44	0.14
Net realized and unrealized gains/(losses)	(0.60)	1.13	1.69	0.64	0.42
Total from investment operations	(0.48)	1.33	1.94	0.93	0.52
Distributions to shareholders:
Return of capital	(0.34)	(0.69)	(0.69)	(0.69)	(0.17)
Net asset value, end of period	$11.71	$12.53	$11.89	$10.64	$10.40

Total Return, at Net Asset Value [3]	(3.81%)	11.30%	18.54%	9.12%	5.19%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,047,762	$1,011,690	$451,351	$14,593	$316
Ratio of Expenses to Average Net Assets: [4]
Before (waivers) and deferred tax expense/(benefit)	2.37%	2.40%	2.30%	2.63%	22.80%
Expense (waivers)	(0.11%)	(0.12%)	(0.03%)	(0.38%)	(20.55%)
Net of (waivers) and before deferred tax expense/(benefit)	2.26%[5]	2.28%[5]	2.27%[6]	2.25%	2.25%
Deferred tax expense/(benefit) [7,8]	(4.63%)	5.38%	6.91%	5.29%	12.37%
Total expenses/(benefit)	(2.37%)	7.66%	9.18%	7.54%	14.62%

Ratio of Investment Loss to Average Net Assets: [4]
Before (waivers) and deferred tax expense	(2.19%)	(2.34%)	(2.27%)	(2.63%)	(22.80%)
Expense (waivers)	(0.11%)	(0.12%)	(0.03%)	(0.38%)	(20.55%)
Net of expense (waivers) and before deferred tax expense	(2.08%)	(2.22%)	(2.24%)	(2.25%)	(2.25%)
Deferred tax benefit [8,9]	0.69%	0.54%	0.82%	0.81%	0.84%
Net investment loss	(1.39%)	(1.68%)	(1.42%)	(1.44%)	(1.41%)

Portfolio turnover rate	19%	17%	9%	15%	14%

*	May 29, 2015, November 28, 2014, and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
1.	Shares commenced operations at the close of business August 25, 2011.
2.	Per share amounts calculated based on average shares outstanding during the period.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4.	Annualized for less than full period.
5.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 2.25%.
6.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 2.25%.
7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

9.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.
See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA FUND 19

FINANCIAL HIGHLIGHTS (Continued)

Class I	Six Months Ended May 29, 2015* (Unaudited)	Year Ended November 28, 2014*	Period Ended November 29, 2013*,1,2
Per Share Operating Data
Net Asset Value, Beginning of Period	$12.99	$12.17	$12.15
Income/(loss) from investment operations:
Net investment income/(loss) [3]	0.01	(0.12)	(0.04)
Return of capital [3]	0.20	0.42	0.19
Net realized and unrealized gains/(losses)	(0.64)	1.21	0.21
Total from investment operations	(0.43)	1.51	0.36
Distributions to shareholders:
Return of capital	(0.34)	(0.69)	(0.34)
Net asset value, end of period	$12.22	$12.99	$12.17

Total Return, at Net Asset Value [4]	(3.29%)	12.55%	3.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,392	$3,732	$73
Ratio of Expenses to Average Net Assets: [5]
Before deferred tax expense/(benefit)	1.16%[6]	1.20%[6]	1.32%[7]
Deferred tax expense/(benefit) [8,9]	(4.63%)	5.38%	4.51%
Total expenses/(benefit)	(3.47%)	6.58%	5.83%

Ratio of Investment Loss to Average Net Assets: [5]
Before deferred tax expense	(0.46%)	(1.47%)	(1.29%)
Deferred tax benefit [9,10]	0.69%	0.54%	0.46%
Net investment loss	0.23%	(0.93%)	(0.83%)

Portfolio turnover rate	19%	17%	9%

*	May 29, 2015, November 28, 2014, and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
1.	Shares commenced operations at the close of business June 28, 2013.
2.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
3.	Per share amounts calculated based on average shares outstanding during the period.
4.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5.	Annualized for less than full period.
6.

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.15% and 1.18% for the periods ended May 29, 2015 and November 28, 2014, respectively.

7.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.06%.
8.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
9.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

10.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

20 OPPENHEIMER STEELPATH MLP ALPHA FUND

FINANCIAL HIGHLIGHTS (Continued)

Class Y	Six Months Ended May 29, 2015* (Unaudited)	Year Ended November 28, 2014*	Year Ended November 29, 2013*,1	Year Ended November 30, 2012 [1]	Year Ended November 30, 2011 [1]	Period Ended November 30, 2010 [1,2]
Per Share Operating Data
Net Asset Value, Beginning of Period	$12.99	$12.18	$10.78	$10.43	$10.73	$10.00
Income/(loss) from investment operations:
Net investment loss [3]	(0.01)	(0.07)	(0.10)	(0.09)	(0.08)	(0.04)
Return of capital [3]	0.20	0.42	0.41	0.40	0.42	0.27
Net realized and unrealized gains/(losses)	(0.63)	1.15	1.78	0.73	0.04	0.99
Total from investment operations	(0.44)	1.50	2.09	1.04	0.38	1.22
Distributions to shareholders:
Return of capital	(0.34)	(0.69)	(0.69)	(0.69)	(0.68)	(0.49)
Net asset value, end of period	$12.21	$12.99	$12.18	$10.78	$10.43	$10.73

Total Return, at Net Asset Value [4]	(3.37%)	12.46%	19.72%	10.18%	3.60%	12.44%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,278,928	$2,193,129	$1,218,475	$613,704	$452,154	$168,652
Ratio of Expenses to Average Net Assets: [5]
Before (waivers) and deferred tax expense/(benefit)	1.37%	1.40%	1.29%	1.29%	1.37%	1.54%
Expense (waivers)	(0.11%)	(0.12%)	(0.03%)	(0.04%)	(0.12%)	(0.29%)
Net of (waivers) and before deferred tax expense/(benefit)	1.26%[6]	1.28%[6]	1.26%[7]	1.25%	1.25%	1.25%
Deferred tax expense/(benefit) [8,9]	(4.63%)	5.38%	9.27%	5.60%	0.75%	13.14%
Total expenses/(benefit)	(3.37%)	6.66%	10.53%	6.85%	2.00%	14.39%

Ratio of Investment Loss to Average Net Assets: [5]
Before (waivers) and deferred tax expense	(0.99%)	(1.21%)	(1.26%)	(1.29%)	(1.37%)	(1.20%)
Expense (waivers)	(0.11%)	(0.12%)	(0.03%)	(0.04%)	(0.12%)	(0.29%)
Net of expense (waivers) and before deferred tax expense	(0.88%)	(1.09%)	(1.23%)	(1.25%)	(1.25%)	(0.91%)
Deferred tax benefit [9,10]	0.69%	0.54%	0.45%	0.44%	0.46%	0.36%
Net investment loss	(0.19%)	(0.55%)	(0.78%)	(0.81%)	(0.79%)	(0.55%)

Portfolio turnover rate	19%	17%	9%	15%	14%	7%

*	May 29, 2015, November 28, 2014, and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
1.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
2.	The net asset value for the beginning of the period close of business March 31, 2010 (Commencement of Operations) through November 30, 2010 represents the initial contribution per share of $10.
3.	Per share amounts calculated based on average shares outstanding during the period.
4.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5.	Annualized for less than full period.
6.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.25%.
7.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.25%.
8.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
9.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

10.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA FUND 21

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Organization

Oppenheimer SteelPath MLP Alpha Fund (the “Fund”), a separate series of Oppenheimer SteelPath MLP Funds Trust, is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI SteelPath, Inc. (the “Adviser” or “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or “Oppenheimer”).

The Fund offers Class A, Class C, Class I, and Class Y shares. Effective June 28, 2013, Class I shares were renamed Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Effective June 28, 2013 although there is no initial sales charge on Class A purchases totaling $1 million or more, those Class A shares may be subject to a 1.00% contingent deferred sales charge if shares are redeemed within an 18-month “holding period” measured from the date of purchase. Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% of the redemption proceeds if Class C shares are redeemed within one year of purchase. Class I shares are only available to eligible institutional investors. Class I shares are sold at net asset value per share without a sales charge or CDSC. An institutional investor that buys Class I shares for its customers’ accounts may impose charges on those accounts. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for that purpose. They may include insurance companies, registered investment companies, employee benefit plans and section 529 plans, among others. An institutional investor that buys Class Y shares for its customers’ accounts may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class I and Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security valuation. All investments in securities are recorded at their estimated fair value, as described in note 3.

22 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Dividends, if any, are declared and distributed quarterly for the Fund. The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. It is anticipated that a significant portion of the distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form DIV in February 2016. For the six months ended May 29, 2015, the Fund distributions are expected to be comprised of 100% return of capital.

Return of Capital Estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the six months ended May 29, 2015, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, if applicable, are amortized or accreted daily.

OPPENHEIMER STEELPATH MLP ALPHA FUND 23

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

Custodian Fees. “Custody fees” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.015%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined using the last in, first out method.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Income Taxes. The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent. The Fund may be subject to a 20 percent alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The Fund is currently using an estimated rate of 1.9 percent for state and local tax, net of federal tax expense.

The Fund’s income tax provision consists of the following as of May 29, 2015:

Current tax expense (benefit)
Federal	$—
State	—
Total current tax expense	$—

Deferred tax expense (benefit)
Federal	$(108,937,533)
State	(5,913,752)
Total deferred tax expense (benefit)	$(114,851,285)

24 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	Rate
Application of statutory income tax rate	$(103,662,855)	35.00%
State income taxes net of federal benefit	(5,627,412)	1.90%
Effect of permanent & temporary differences	(5,561,018)	1.88%
Total income tax expense (benefit)	$(114,851,285)	38.78%

The Fund intends to invest its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund’s tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740) that it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund’s valuation allowance: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unused. At May 29, 2015, the Fund determined a valuation allowance was not required. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding the deferred tax liability or asset.

OPPENHEIMER STEELPATH MLP ALPHA FUND 25

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

Components of the Fund’s deferred tax assets and liabilities as of May 29, 2015 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis)	$165,744,130
Capital loss carryforward (tax basis)	—
Total net deferred tax asset	165,744,130

Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	(472,032,675)
Total net deferred tax asset/(liability)	$(306,288,545)

Unexpected significant decreases in cash distributions from the Fund’s MLP investments or significant declines in the fair value of its investments may change the Fund’s assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund’s net asset value and results of operations in the period it is recorded.

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax liability or asset. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax liability or asset.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statements of Operations. As of May 29, 2015, the Fund does not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. All tax years since inception remain open and subject to examination by tax jurisdictions. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months.

26 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

At May 29, 2015, the Fund had net operating loss carryforwards for federal income tax purposes, which may be carried forward for 20 years, as follows:

Expiration Date
11/30/2030	$1,194,164
11/30/2031	7,264,183
11/30/2032	34,906,904
11/30/2033	59,435,302
11/30/2034	89,917,886
11/30/2035	256,452,646
Total	$449,171,085

At May 29, 2015, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$4,132,892,167
Gross Unrealized Appreciation	$1,498,778,336
Gross Unrealized Depreciation	(218,358,896)
Net Unrealized Appreciation (Depreciation) on Investments	$1,280,419,440

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Adviser. The Adviser has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations

OPPENHEIMER STEELPATH MLP ALPHA FUND 27

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation (Continued)

are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

28 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices

OPPENHEIMER STEELPATH MLP ALPHA FUND 29

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation (Continued)

exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)

Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of May 29, 2015, based on valuation input level:

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Master Limited Partnership Shares*	$5,230,846,501	$—	$—	$5,230,846,501
Common Stocks*	104,418,557	—	—	104,418,557
Short Term Investment	78,046,549	—	—	78,046,549
Total Assets	$5,413,311,607	$—	$—	$5,413,311,607

*	For a detailed break-out of securities by major industry classification, please refer to the Statement of Investments.

30 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

4. Investments and Risks

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Master Limited Partnerships (“MLPs”). Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the equity securities of MLPs.

MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Concentration Risk. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of MLPs. MLPs are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Fund is derived from investment in equity securities of MLPs. The amount of cash that a MLP has available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP’s operations.

OPPENHEIMER STEELPATH MLP ALPHA FUND 31

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended May 29, 2015		Year Ended November 28, 2014
	Shares	Amount	Shares	Amount
Class A
Sold	24,315,106	$294,874,734	91,900,805	$1,189,138,025
Dividends and/or distributions reinvested	3,725,325	45,355,847	6,374,407	81,566,285
Redeemed	(33,242,989)	(403,144,419)	(42,899,152)	(561,420,460)
Net Increase/Decrease	(5,202,558)	$(62,913,838)	55,376,060	$709,283,850

Class C
Sold	14,474,958	$171,407,285	45,617,005	$582,283,759
Dividends and/or distributions reinvested	2,418,702	28,742,373	3,204,488	40,326,173
Redeemed	(8,111,268)	(95,825,997)	(6,070,379)	(77,630,283)
Net Increase	8,782,392	$104,323,661	42,751,114	$544,979,649

Class I
Sold	314,447	$3,883,232	479,350	$6,187,593
Dividends and/or distributions reinvested	12,931	159,933	7,904	101,787
Redeemed	(91,405)	(1,122,695)	(206,038)	(2,687,276)
Net Increase	235,973	$2,920,470	281,216	$3,602,104

Class Y
Sold	45,499,030	$559,320,030	90,382,567	$1,190,559,996
Dividends and/or distributions reinvested	4,940,915	61,064,294	7,191,977	93,239,959
Redeemed	(32,582,191)	(399,746,843)	(28,795,752)	(376,694,778)
Net Increase	17,857,754	$220,637,481	68,778,792	$907,105,177

32 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended May 29, 2015, were as follows:

	Purchases	Sales
Investment securities	$1,207,509,095	$1,006,060,821

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Net Assets up to $3 Billion	Net Assets Greater than $3 Billion and up to $5 Billion	Net Assets in Excess of $5 Billion
1.10%	1.08%	1.05%

The Fund’s effective management fee for the six months ended May 29, 2015 and was 1.09% of average annual net assets before any applicable waivers.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Board has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities, if applicable.

OPPENHEIMER STEELPATH MLP ALPHA FUND 33

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets.

The Plan and Plans continue in effect from year to year only if the Fund’s Board votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
May 29, 2015	$507,611	$62,401	$149,777

34 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit fees and/or reimburse expenses of the Fund to the extent that the Fund’s total annual fund operating expenses (exclusive of interest, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expense, if any) exceed 1.50% for Class A shares, 2.25% for Class C shares, and 1.25% for Class Y shares. The Fund’s total annual operating expenses after fee waiver and/or expense reimbursement (“Net Expenses”) will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund’s deferred income tax expense is excluded from the expense cap, the Fund’s Net Expenses for each class of shares is increased by the amount of this expense. During the six months ended May 29, 2015, the Manager reimbursed $956,384, $542,385, and $1,170,516 for Class A, Class C, and Class Y, respectively. This undertaking may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein, unless approved by the Fund’s Board of Trustees.

The Manager can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Manager, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits.

The following table represents amounts eligible for recovery at May 29, 2015:

Eligible Expense Recoupment Expiring:
November 30, 2015	$374,961
November 30, 2016	494,767
November 30, 2017	4,876,625
May 29, 2018	2,669,285

During the six months ended May 29, 2015, the Adviser did not recoup any expenses.

Related Party. The Interested Trustees and officers of the Fund are also officers or trustees of companies affiliated with the Manager, Distributor, and Transfer Agent.

8. Borrowing Agreement

Effective September 11, 2014, the Fund, along with Oppenheimer SteelPath MLP Alpha Plus Fund, Oppenheimer SteelPath MLP Income Fund, and Oppenheimer SteelPath MLP Select 40 Fund (collectively, the “Trust”), is a borrower in a $650 million revolving credit agreement with Citibank, N.A. (“Citi Loan Agreement”). The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted pursuant

OPPENHEIMER STEELPATH MLP ALPHA FUND 35

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

8. Borrowing Agreement (Continued)

to the Fund’s investment limitations. Amounts borrowed under the Citi Loan Agreement, if any, are invested by the Fund under the direction of the Manager consistent with the Fund’s investment objective and policies, and as such, the related investments are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. The borrowing, if any, is fully collateralized throughout the term of the borrowing with securities or other assets of the Fund. The Fund is not liable for borrowings of other Funds in the Trust. Securities that have been pledged as collateral for the borrowing are indicated in the Statement of Investments.

Borrowings under the Citi Loan Agreement are charged interest at a calculated rate computed by Citibank based on the three month LIBOR rate plus 0.80% per annum. An unused commitment fee at the rate of 0.10% per annum is charged for any undrawn portion of the credit facility, and each member of the Trust will pay its pro rata share of this fee. A facility fee of 0.27% was charged on the commitment amount, and each party of the Trust paid its pro rata share of this fee. The borrowing is due September 11, 2015, unless another date is mutually agreed upon by the parties of the Citi Loan Agreement. For the six month period ended May 29, 2015, the Fund paid $96,328 in borrowing fees. The Fund did not have any borrowing for the six months ended May 29, 2015.

9. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in

36 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

9. Pending Litigation (Continued)

defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

OPPENHEIMER STEELPATH MLP ALPHA FUND 37

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details, on a per-share basis, the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Master Limited Partnerships (“MLPs”), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the MLPs in which the Fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer SteelPath MLP Alpha Fund	2/6/15	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Fund	5/6/15	0.0%	0.0%	100.0%

38 OPPENHEIMER STEELPATH MLP ALPHA FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL.OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL.OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding – Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL.OPP (225.5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

OPPENHEIMER STEELPATH MLP ALPHA FUND 39

OPPENHEIMER STEELPATH MLP ALPHA FUND

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Stuart Cartner, Vice President
Brian Watson, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI SteelPath, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	Cohen Fund Audit Services, Ltd.

Legal Counsel	Ropes & Gray LLP

© 2015 OppenheimerFunds, Inc. All rights reserved.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

40 OPPENHEIMER STEELPATH MLP ALPHA FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms

●	When you create a user ID and password for online account access

●	When you enroll in eDocs Direct, our electronic document delivery service

●	Your transactions with us, our affiliates or others

●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

OPPENHEIMER STEELPATH MLP ALPHA FUND 41

PRIVACY POLICY NOTICE (Continued)

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

42 OPPENHEIMER STEELPATH MLP ALPHA FUND

PRIVACY POLICY NOTICE (Continued)

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number - whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL.OPP (225.5677).

OPPENHEIMER STEELPATH MLP ALPHA FUND 43

OppenheimerFunds®

The Right Way
to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Visit Us
oppenheimerfunds.com

Call Us
800 225 5677

Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

RS1387.001.0515 July 24, 2015

Semiannual Report 5/31/2015

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer SteelPath MLP Income Fund

Fund Performance Discussion	3
Top Holdings and Allocations	7
Share Class Performance	8
Fund Expenses	10
Statement of Investments	12
Statement of Assets and Liabilities	16
Statement of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	20
Notes to Financial Statements	24
Distribution Sources	40
Portfolio Proxy Voting Policies and Procedures; Updates to Statements of Investments	41
Trustees and Officers	42
Privacy Policy Notice	43

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/29/15*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Alerian MLP Index
6-Month	-2.02%	-7.64%	2.97%	-8.42%
1-Year	-0.04	-5.83	11.81	-7.40
5-Year	9.12	7.85	16.54	14.72
Since Inception (3/31/10)	8.37	7.14	14.46	13.72

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

*	May 29, 2015, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through May 31, 2015.

2 OPPENHEIMER STEELPATH MLP INCOME FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) fell 2.02% during the reporting period. In comparison, master limited partnerships (MLPs), as measured by the Alerian MLP Index (AMZ), fell 8.42%. Please note that the returns for the Alerian MLP Index are calculated pre-tax, while the Fund’s returns are calculated post corporate tax. During the same period, the S&P 500 Index gained 2.97%.

Over the six-month reporting period, the MLP sector underperformed the broader markets. Notably, MLPs underperformed the S&P 500 Index, coinciding with a sharp pullback in the prices of crude oil and natural gas, which in turn led to substantially lower drilling activity and a reduced rate of production growth. The U.S. drilling rig count, as estimated by Baker Hughes, ended the period at approximately 870 active rigs, down 1,058 rigs since the peak of activity in September 2014. Despite the rig count reductions, crude oil production in the United States continued to grow, reaching an estimated 9.4 million barrels per day in the four weeks ending May 29, 2015, a rate that is 12.7% higher than the same period in 2014. Production remained resilient, as previously drilled wells continued to be brought into production and as the remaining rigs are primarily focused on the most productive, or economic, areas. Notably, weekly rig count reductions slowed, which may reflect the impact of greater price concessions by oil field service providers for drilling, completion and other oilfield services.

Over the reporting period, approximately $15 billion of new equity supply entered the market through either secondary offerings, initial public offerings, or through “at-the-market” programs in which primary units trade into the market anonymously throughout the normal trading day. This pace of equity issuance represents an increased rate from the roughly $10 billion raised over the six month reporting period ended May 31, 2014. MLPs also raised approximately $25 billion of debt capital during the period. Most MLPs pay out the majority of excess cash flow as distributions to investors, and therefore must raise external capital to fund growth projects.

MACRO REVIEW

West Texas Intermediate (WTI) crude oil prices ended the reporting period at $60.30 per barrel, down 28% over the reporting period and 41% lower than the end of May 2014. Global crude prices, as measured by Brent crude oil, traded 40% lower over the reporting period. Crude oil price weakness appears linked to the continued increases in U.S. crude production, the Organization of the Petroleum Exporting Countries’ (OPEC) resolve in holding production quotas, and modest concern relating to the intensity of demand growth. Domestically, regional and quality crude pricing differentials continued

OPPENHEIMER STEELPATH MLP INCOME FUND 3

to exhibit volatility. Of note, crude oil priced in Midland, Texas exited the period effectively at parity with WTI after generally trading at a discount per barrel of between $2.00 and $10.00 to WTI over the past two years and likely reflecting the effectiveness of recently completed midstream infrastructure transporting crude out of the region.

Henry Hub natural gas spot prices exited the period at $2.64 per million British thermal units (mmbtu), 41% lower than the same period in 2014. Though natural gas storage levels exited the winter draw season near the five-year average, production has remained robust, which has served to keep pricing depressed. Going forward, the interaction of a pullback in natural gas directed drilling, reduced gas supply growth derived from oil directed wells, known as “associated gas”, and greater export of natural gas volumes through the start-up of significant liquefied natural gas (LNG) facilities and greater volumes to Mexico, may provide the demand needed to sustain better natural gas pricing in the medium-term.

Mont Belvieu natural gas liquids (NGL) prices ended the reporting period at $18.67 per barrel, a 31% decline during the reporting period and down 55% from the end of May 2014. All of the NGL purity product prices ended the period lower than the same time in the prior year. Frac spreads, a measure of natural gas processing economics, ended the reporting period at $0.26 per gallon, 57% lower than the period ended May 31, 2014. Generally, the greater the frac spread, the greater the incentive for producers to seek natural gas processing capacity.

The yield curve flattened over the reporting period as short rates held steady, medium-term rates rose, and longer-dated yields declined. The ten-year Treasury yield fell 36 basis points to end the period at 2.12%. The MLP yield spread at period-end, as measured by the AMZ and the 10-year Treasury bond, widened by 87 basis points to 4.03%.

Over the reporting period, real estate investment trusts (REITs) and utilities, two competing yield-oriented equity asset classes, posted total returns of -0.48% (as measured by the Dow Jones Equity All REIT Total Return Index) and -0.41% (as measured by the Dow Jones Utility Average Index), respectively, outperforming the AMZ’s -8.42% total return. Price to forward distributable cash flow (DCF), a commonly watched ratio within the MLP sector, declined modestly below the ten-year average but within the historic range. We continue to believe that the visibility of energy infrastructure growth opportunities supports above average valuations.

SUBSECTOR REVIEW

Performance among subsectors in the midstream, or energy infrastructure, MLP asset class varied for the reporting period. On average, the propane subsector provided the best performance over the period, buoyed by strong winter demand conditions in certain areas and as the group’s fundamental outlook is clearly independent of crude oil pricing, which experienced significant weakness over

4 OPPENHEIMER STEELPATH MLP INCOME FUND

the period. The petroleum pipeline group followed as crude production continued to increase and growth projects were placed into service. The marine subsector also delivered positive performance bolstered by the stability provided by long term LNG contracts and further supported by merger and acquisition expectations.

Consistent with the trends we saw in the previous reporting period, those asset classes with greater exposure to commodity prices delivered less favorable performance over the period. Weakness within the coal subsector continues to reflect, we believe, market concern over the outlook for coal pricing in the face of abundant and cheap natural gas as a competing electric generating fuel and the potential for even greater regulatory pressure on the use of coal. Upstream MLPs, including those active in exploration and production and oilfield services and supply, suffered as the commodity price associated pullback carried into December. Also among the weakest subsectors for the period were the gathering and processing MLPs, where weakness was similarly influenced by the decline in crude oil and natural gas prices.

FUND REVIEW

Key contributors to the Fund’s performance were NuStar Energy LP (NS) and Energy Transfer Equity LP (ETE).

NuStar performed well during the period, bouncing off of a phase of price weakness that perhaps reflected poor investor appreciation that the partnership’s refined products and crude infrastructure assets carry little exposure to commodity prices. Recent crude infrastructure investments have strengthened the partnership’s asset base by contributing to cash flow via take-or-pay and fee-based contracts. The partnership should further benefit from increasing refined products demand as well as higher storage rates and utilization.

ETE’s performance was strong during the period, driven by better than consensus distribution growth and an announced merger between two of its underlying MLPs: Energy Transfer Partners (NYSE: ETP) and Regency Energy Partners (NYSE: RGP). The merger is expected to result in significant accretion to ETE and provides additional visibility into continued distribution growth.

Key detractors from the Fund’s performance were Crestwood Midstream Partners LP (CMLP) and Regency Energy Partners LP (RGP).

Despite CMLP’s modest exposure to commodity prices, the units underperformed during the period likely due to investor uncertainty surrounding the potential impact of recent crude oil price weakness on assets exposed to well-head production volumes such as the partnership’s gathering and processing assets. Late in the period CMLP’s parent, Crestwood Equity Partners LP (CEQP) announced the acquisition of CMLP, which is expected to close during the third quarter of 2015.

OPPENHEIMER STEELPATH MLP INCOME FUND 5

RGP underperformed early in the period due to concerns associated with weakened volumetric growth resulting from the commodity price pullback. With the January announcement of the planned merger between RGP and ETP, unit pricing generally followed the unit pricing of ETP based on the terms of the merger agreement.

OUTLOOK

We believe the price correction in crude oil and natural gas will moderate near-term production growth rates in aggregate. However, we continue to believe that the impact for the majority of midstream-focused MLPs will be modest as the need for energy infrastructure largely remains intact but is expected to progress at a more modest pace until commodity pricing firms. Accordingly, we continue to believe that the recent price weakness may represent an attractive entry point for those MLPs positioned to perform well across a broad range of commodity trajectories.

6 OPPENHEIMER STEELPATH MLP INCOME FUND

Top Holdings and Allocations*

TOP TEN MASTER LIMITED PARTNERSHIP HOLDINGS

Energy Transfer Partners LP	9.67%
Williams Partners LP	9.29%
Enbridge Energy Partners LP	8.66%
NuStar Energy LP	8.54%
Teekay LNG Partners LP	4.57%
TC Pipelines LP	4.40%
Buckeye Partners LP	4.38%
Targa Resources Partners LP	3.96%
Crestwood Midstream Partners LP	3.61%
ONEOK Partners LP	3.42%

Portfolio holdings and allocations are subject to change. Percentages are as of May 29, 2015, and based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of May 29, 2015, and based on the total value of investments.

*	May 29,2015 was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP INCOME FUND 7

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/29/15*

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (MLPDX)	3/31/10	-2.02%	-0.04%	9.12%	8.37%
Class C (MLPRX)	6/10/11	-2.36%	-0.79%	N/A	6.26%
Class I (OSPMX)	6/28/13	-1.90%	0.24%	N/A	4.58%
Class Y (MLPZX)	3/31/10	-1.90%	0.14%	9.38%	8.62%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 5/29/15*

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (MLPDX)	3/31/10	-7.64%	-5.83%	7.85%	7.14%
Class C (MLPRX)	6/10/11	-3.30%	-1.72%	N/A	6.26%
Class I (OSPMX)	6/28/13	-1.90%	0.24%	N/A	4.58%
Class Y (MLPZX)	3/31/10	-1.90%	0.14%	9.38%	8.62%

*	May 29, 2015 was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through May 31, 2015.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%, and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I or Class Y shares. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Alerian MLP Index. The S&P 500 Index is a broad-based measure of domestic stock performance. The Alerian MLP Index is a composite of the 50 most prominent Master Limited Partnerships that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a total-return basis (AMZX). The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment

8 OPPENHEIMER STEELPATH MLP INCOME FUND

of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER STEELPATH MLP INCOME FUND 9

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 29, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these

10 OPPENHEIMER STEELPATH MLP INCOME FUND

Actual	Beginning Account Value December 1, 2014	Ending Account Value May 29, 2015	Expenses Paid During 6 Months Ended May 29, 2015*
Class A	$ 1,000.00	$ 979.80	$ 6.71
Class C	1,000.00	976.40	10.40
Class I	1,000.00	981.00	5.00
Class Y	1,000.00	981.00	5.48

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.22	6.84
Class C	1,000.00	1,014.48	10.60
Class I	1,000.00	1,019.95	5.10
Class Y	1,000.00	1,019.47	5.59

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, and tax expense, based on the 6-month period ended May 29, 2015 are as follows:

Class	Expense Ratios*
Class A	1.38%
Class C	2.13
Class I	1.02
Class Y	1.12

*	For the 6-month period ended May 29, 2015, the Fund’s deferred tax liability decreased resulting in a deferred tax benefit for the period. This benefit was excluded from this example.

The expense ratios for Class A, C, and Y reflect contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements, if applicable.

OPPENHEIMER STEELPATH MLP INCOME FUND 11

STATEMENT OF INVESTMENTS May 29, 2015* / Unaudited

Description	Shares	Value
Master Limited Partnership Shares — 100.7%
Coal — 0.1%
Foresight Energy LP	378,580	$5,296,334

Diversified — 12.7%
ONEOK Partners LP	3,974,246	155,194,307
Williams Partners LP	7,542,724	421,487,417
Total Diversified		576,681,724

Gathering/Processing — 21.9%
American Midstream Partners LP [1]	2,069,330	37,868,739
Crestwood Midstream Partners LP [1]	12,212,557	163,892,515
CSI Compressco LP [1]	1,708,611	34,001,359
DCP Midstream Partners LP	2,430,734	91,881,745
EnLink Midstream Partners LP	5,747,331	142,648,755
Exterran Partners LP [1]	5,163,704	133,688,297
Midcoast Energy Partners LP [1]	3,100,729	37,704,865
Southcross Energy Partners LP [1]	2,114,581	28,462,260
Summit Midstream Partners LP	2,004,405	67,408,140
Targa Resources Partners LP	4,156,953	179,705,078
USA Compression Partners LP [1]	3,429,769	76,449,551
Total Gathering/Processing		993,711,304

Marine — 8.7%
GasLog Partners LP	499,041	12,725,546
Golar LNG Partners LP	1,845,841	52,071,175
Hoegh LNG Partners LP	508,252	11,689,796
KNOT Offshore Partners LP [1]	1,053,652	24,866,187
Marine — 8.7% (Continued)
Seadrill Partners LLC	3,038,663	$41,842,390
Teekay LNG Partners LP [1]	5,912,154	207,280,119
Teekay Offshore Partners LP	1,911,030	42,711,520
Total Marine		393,186,733

Natural Gas Pipelines — 17.5%
CrossAmerica Partners LP [1]	1,545,416	51,663,257
Energy Transfer Equity LP	1,546,332	106,186,618
Energy Transfer Partners LP	7,801,009	438,650,720
TC Pipelines LP [1]	3,121,121	199,439,632
Total Natural Gas Pipelines		795,940,227

Petroleum Transportation — 32.6%
Arc Logistics Partners LP [1]	1,605,368	29,265,859
Buckeye Partners LP	2,567,808	198,568,593
Enbridge Energy Partners LP	10,595,998	393,005,566
Global Partners LP [1]	1,955,665	81,355,664
Holly Energy Partners LP	2,822,214	95,193,278
Martin Midstream Partners LP [1]	3,523,563	124,170,360
NGL Energy Partners LP	3,177,844	95,525,991
NuStar Energy LP [1]	6,208,932	387,499,446
Sprague Resources LP [1]	1,530,958	42,407,536
TransMontaigne Partners LP	560,614	22,065,767
USD Partners LP [1]	665,975	8,990,662
Total Petroleum Transportation		1,478,048,722

12 OPPENHEIMER STEELPATH MLP INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)

Description	Shares	Value
Propane — 7.2%
Amerigas Partners LP	2,356,621	$116,181,415
Ferrellgas Partners LP	4,036,940	99,752,788
Suburban Propane Partners LP	2,512,889	110,064,538
Total Propane		325,998,741

Total Master Limited Partnership Shares
(identified cost $4,003,619,727)		4,568,863,785

Common Stocks — 1.9%
Diversified — 0.4%
Abengoa Yield PLC	506,224	19,459,251

Petroleum Transportation — 1.5%
Enbridge Energy Management LLC [2]	1,862,148	67,298,023

Total Common Stocks
(identified cost $61,693,620)		86,757,274

Preferred Stock — 0.4%
Marine — 0.4%
Teekay Offshore Partners, 7.25%	766,550	17,055,737

Total Preferred Stock
(identified cost $19,163,750)		17,055,737

Private Investment in Public Equity — 0.1%
Petroleum Transportation — 0.1%
Arc Logistics Partners LP PIPE Units [2,3]	241,109	3,770,945

Total Private Investment in Public Equity
(identified cost $3,999,998)		3,770,945

Short-Term Investment — 1.8%
Money Market — 1.8%
Fidelity Treasury Portfolio , 0.010% [4]	84,873,092	$84,873,092

Total Short-Term Investment
(identified cost $84,873,092)		84,873,092

Total Investments — 104.9%
(identified cost $4,173,350,187)		4,761,320,833
Liabilities In Excess of Other Assets — (4.9)%		(224,078,306)
Net Assets — 100.0%		$4,537,242,527

OPPENHEIMER STEELPATH MLP INCOME FUND 13

STATEMENT OF INVESTMENTS Unaudited / (Continued)

Footnotes to Statement of Investments

LLC — Limited Liability Company

LP — Limited Partnership

*	May 29, 2015 and November 28, 2014 represents the last business day of the Fund’s reporting periods. See Note 2 of the accompanying notes.

1.

Is or was an affiliate, as defined by the Investment Company Act of 1940, at or during the period ended May 29, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer. Transactions during this period in which the issuer was an affiliate are as follows:

	Shares November 28, 2014*	Gross Additions	Gross Reductions	Shares May 29, 2015*
American Midstream Partners LP	1,170,862	898,468	—	2,069,330
Arc Logistic Partners LP	1,605,368	—	—	1,605,368
Crestwood Midstream Partners LP	12,195,607	16,950	—	12,212,557
CrossAmerica Partners LP	1,545,416	—	—	1,545,416
CSI Compressco Partners LP	1,668,990	39,621	—	1,708,611
Exterran Partners LP	5,163,704	—	—	5,163,704
Global Partners LP	1,855,665	100,000	—	1,955,665
KNOT Offshore Partners LP	1,005,136	48,516	—	1,053,652
Martin Midstream Partners LP	3,523,563	—	—	3,523,563
Midcoast Energy Partners LP	3,100,729	—	—	3,100,729
Nustar Energy LP	6,066,052	142,880	—	6,208,932
Southcross Energy Partners LP	2,414,581	—	300,000	2,114,581
Sprague Resources LP	1,530,958	—	—	1,530,958
TC Pipelines LPi	3,821,552	—	700,431	3,121,121
Teekay LNG Partners LP	5,135,083	777,071	—	5,912,154
USA Compression Partners LP	3,429,769	—	—	3,429,769
USD Partners LP	603,060	62,915	—	665,975

	Value	Distributions	Realized Gain/(Loss)
American Midstream Partners LP	$37,868,739	$1,955,517	$—
Arc Logistic Partners LP	29,265,859	1,316,402	—
Crestwood Midstream Partners LP	163,892,515	10,014,297	—
CrossAmerica Partners LP	51,663,257	—	—
CSI Compressco Partners LP	34,001,359	1,635,610	—
Exterran Partners LP	133,688,297	5,783,348	—
Global Partners LP	81,355,664	2,630,369	—
KNOT Offshore Partners LP	24,866,187	1,053,652	—
Martin Midstream Partners LP	124,170,360	5,725,790	—
Midcoast Energy Partners LP	37,704,865	2,139,503	—
Nustar Energy LP	387,499,446	13,597,561	—
Southcross Energy Partners LP	28,462,260	1,931,665	(68,323)
Sprague Resources LP	42,407,536	1,423,791	—
TC Pipelines LPi	199,439,632	5,831,845	11,281,947
Teekay LNG Partners LP	207,280,119	8,062,816	—
USA Compression Partners LP	76,449,551	3,515,513	—
USD Partners LP	8,990,662	353,799	—

i.	An affiliate as of November 28, 2014. Is not an affiliate as of May 29, 2015.

14 OPPENHEIMER STEELPATH MLP INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)

2.	Non-income producing.

3.

Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities, acquired on May 14, 2015 for $3,999,998, amount to $3,770,945 or 0.1% of the Fund’s net assets as of May 29, 2015.

4.	Variable rate security; the coupon rate represents the rate at May 29, 2015.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP INCOME FUND 15

STATEMENT OF ASSETS AND LIABILITIES May 29, 2015* / Unaudited

Assets
Investments at value – see accompanying Statement of Investments:
Unaffiliated companies (cost $2,709,530,382)	$3,291,754,157
Affiliated companies (cost $1,463,819,805)	1,469,566,676
4,761,320,833
Receivable for beneficial interest sold	6,352,067
Prepaid expenses	789,223
Dividends receivable	155,438
Total assets	4,768,617,561

Liabilities:
Deferred tax liability	217,534,864
Payable for beneficial interest redeemed	7,131,699
Payable to Manager	3,285,864
Payable for distribution and service plan fees	1,800,241
Transfer agent fees payable	854,712
Trustees' fees payable	27,972
Borrowing expense payable	14,815
Other liabilities	724,867
Total liabilities	231,375,034

Net Assets	$4,537,242,527

Composition of Net Assets
Par value of shares of beneficial interest	$437,248
Paid-in capital	4,168,592,190
Undistributed net investment loss, net of deferred taxes	(75,291,156)
Accumulated undistributed net realized gains on investments, net of deferred taxes	74,903,371
Net unrealized appreciation on investments, net of deferred taxes	368,600,874
Net Assets	$4,537,242,527

Net Asset Value, Offering Price and Redemption Proceeds Per Share ($0.001 Par Value, Unlimited Shares Authorized)
Class A Shares:
Net asset value and redemption proceeds per share	$10.46
Offering price per share (net asset value plus sales charge of 5.75% of offering price)	$11.10
Class C Shares:
Net asset value, offering price and redemption proceeds per share	$10.15
Class I Shares:
Net asset value, offering price and redemption proceeds per share	$10.63
Class Y Shares:
Net asset value, offering price and redemption proceeds per share	$10.61

16 OPPENHEIMER STEELPATH MLP INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / (Continued)

Net Assets:
Class A shares	$1,980,330,516
Class C shares	1,601,021,444
Class I shares	205,357
Class Y shares	955,685,210
Total Net Assets	$4,537,242,527

Shares Outstanding:
Class A shares	189,375,585
Class C shares	157,793,485
Class I shares	19,320
Class Y shares	90,059,298
Total Shares Outstanding	437,247,688

*	May 29, 2015 represents the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP INCOME FUND 17

STATEMENT OF OPERATIONS For the Six Months Ended May 29, 2015* / Unaudited

Investment Income
Distributions from Master Limited Partnerships from:
Unaffiliated Master Limited Partnerships	$96,341,857
Affiliated Master Limited Partnerships	66,755,978
Less return of capital on distributions from:
Unaffiliated Master Limited Partnerships	(96,341,857)
Affiliated Master Limited Partnerships	(66,755,978)
Dividend income	5,345,067
Total investment income	5,345,067

Expenses
Management fees	21,529,366
Distribution and service plan fees
Class A	2,503,327
Class C	8,115,087
Transfer agent fees
Class A	2,202,928
Class C	1,785,319
Class I	33
Class Y	1,033,708
Administrative fees	438,699
Registration fees	229,941
Tax expense	134,624
Custody fees	102,255
Borrowing fees	88,642
Legal, auditing, and other professional fees	86,710
Trustees' fees	61,445
Other	78,642
Total expenses, before waivers and deferred taxes	38,390,726
Less expense waivers	(2,438,156)
Net expenses, before deferred taxes	35,952,570

Net investment loss, before deferred taxes	(30,607,503)
Deferred tax benefit	13,545,664
Net investment loss, net of deferred taxes	(17,061,839)

Net Realized and Unrealized Gains on Investments:
Net Realized Gains/(Losses)
Investments from:
Unaffiliated companies	50,944,026
Affiliated companies	(68,323)
Deferred tax expense	(18,976,637)
Net realized gains/(losses), net of deferred taxes	31,899,066
Net Change in Unrealized Appreciation/Depreciation
Investments	(194,098,438)
Deferred tax benefit	72,398,718
Net change in unrealized appreciation/depreciation, net of deferred taxes	(121,699,720)

Net realized and unrealized losses on investments, net of deferred taxes	(89,800,654)
Change in net assets resulting from operations	$(106,862,493)

*	May 29, 2015 represents the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

18 OPPENHEIMER STEELPATH MLP INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended May 29, 2015* (Unaudited)	For the Year Ended November 28, 2014*
Operations
Net investment loss, net of deferred taxes	$(17,061,839)	$(36,269,893)
Net realized gains on investments, net of deferred taxes	31,899,066	41,636,062
Net change in unrealized appreciation/depreciation on investments, net of deferred taxes	(121,699,720)	280,370,838
Change in net assets resulting from operations	(106,862,493)	285,737,007

Distributions to Shareholders
Distributions to shareholders from return of capital:
Class A shares	(61,592,807)	(131,858,031)
Class C shares	(51,394,069)	(96,172,803)
Class I shares	(6,268)	(12,451)
Class Y shares	(28,512,105)	(54,384,943)
Change in net assets resulting from distributions to shareholders	(141,505,249)	(282,428,228)

Beneficial Interest Transactions
Class A shares	(29,499,617)	650,338,375
Class C shares	(7,267,864)	844,607,021
Class I shares	(108,764)	226,204
Class Y shares	11,804,906	455,741,298
Change in net assets resulting from beneficial interest transactions	(25,071,339)	1,950,912,898
Change in net assets	(273,439,081)	1,954,221,677

Net Assets
Beginning of period	4,810,681,608	2,856,459,931
End of period	$4,537,242,527	$4,810,681,608

Undistributed net investment loss, net of deferred taxes	$(75,291,156)	$(58,229,317)

*	May 29, 2015 and November 28, 2014 represent the last business day of the Funds’ respective reporting periods. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP INCOME FUND 19

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended May 29, 2015* (Unaudited)	Year Ended November 28, 2014*	Year Ended November 29, 2013*	Year Ended November 30, 2012	Year Ended November 30, 2011	Period Ended November 30, 2010 [1]
Per Share Operating Data
Net Asset Value, Beginning of Period	$11.01	$10.86	$9.83	$10.14	$10.83	$10.00
Income/(loss) from investment operations:
Net investment loss [2]	(0.03)	(0.09)	(0.09)	(0.09)	(0.09)	(0.04)
Return of capital [2]	0.23	0.48	0.49	0.48	0.47	0.31
Net realized and unrealized gains/(losses)	(0.43)	0.54	1.41	0.08	(0.24)	1.00
Total from investment operations	(0.23)	0.93	1.81	0.47	0.14	1.27
Distributions to shareholders:
Return of capital	(0.32)	(0.78)	(0.78)	(0.70)	(0.83)	(0.44)
Income	—	—	—	(0.08)	—	—
Total distributions to shareholders	(0.32)	(0.78)	(0.78)	(0.78)	(0.83)	(0.44)
Net asset value, end of period	$10.46	$11.01	$10.86	$9.83	$10.14	$10.83

Total Return, at Net Asset Value [3]	(2.02%)	8.66%	18.79%	4.61%	1.27%	13.10%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,980,331	$2,116,790	$1,452,182	$333,544	$172,056	$58,464
Ratio of Expenses to Average Net Assets: [4]
Before (waivers) and deferred tax expense/(benefit)	1.47%	1.50%	1.42%	1.51%	1.62%	1.93%
Expense (waivers)	(0.11%)	(0.12%)	(0.07%)	(0.16%)	(0.27%)	(0.58%)
Net of (waivers) and before deferred tax expense/(benefit)	1.36%[5]	1.38%[5]	1.35%[6]	1.35%	1.35%	1.35%
Deferred tax expense/(benefit) [7,8]	(2.93%)	4.38%	6.97%	2.02%	(0.77%)	17.05%
Total expenses/(benefit)	(1.57%)	5.76%	8.32%	3.37%	0.58%	18.40%

Ratio of Investment Loss to Average Net Assets: [4]
Before (waivers) and deferred tax expense	(1.19%)	(1.41%)	(1.32%)	(1.51%)	(1.61%)	(1.54%)
Expense (waivers)	(0.11%)	(0.12%)	(0.07%)	(0.16%)	(0.27%)	(0.58%)
Net of expense (waivers) and before deferred tax expense	(1.08%)	(1.29%)	(1.25%)	(1.35%)	(1.34%)	(0.96%)
Deferred tax benefit [8,9]	0.59%	0.56%	0.45%	0.47%	0.50%	0.39%
Net investment loss	(0.49%)	(0.73%)	(0.80%)	(0.88%)	(0.84%)	(0.57%)

Portfolio turnover rate	8%	14%	4%	29%	24%	15%

*	May 29, 2015, November 28, 2014, and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
1.	The net asset value for the beginning of the period close of business March 31, 2010 (Commencement of Operations) through November 30, 2010 represents the initial contribution per share of $10.
2.	Per share amounts calculated based on average shares outstanding during the period.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4.	Annualized for less than full period.
5.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.35%.
6.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.35%.
7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

9.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

20 OPPENHEIMER STEELPATH MLP INCOME FUND

FINANCIAL HIGHLIGHTS (Continued)

Class C	Six Months Ended May 29, 2015* (Unaudited)	Year Ended November 28, 2014*	Year Ended November 29, 2013*	Year Ended November 30, 2012	Period Ended November 30, 2011 [1]
Per Share Operating Data
Net Asset Value, Beginning of Period	$10.73	$10.68	$9.75	$10.13	$10.66
Income/(loss) from investment operations:
Net investment loss [2]	(0.07)	(0.17)	(0.14)	(0.13)	(0.06)
Return of capital [2]	0.23	0.48	0.50	0.51	0.26
Net realized and unrealized gains/(losses)	(0.42)	0.52	1.35	0.02	(0.34)
Total from investment operations	(0.26)	0.83	1.71	0.40	(0.14)
Distributions to shareholders:
Return of capital	(0.32)	(0.78)	(0.78)	(0.70)	(0.39)
Income	—	—	—	(0.08)	—
Total distributions to shareholders	(0.32)	(0.78)	(0.78)	(0.78)	(0.39)
Net asset value, end of period	$10.15	$10.73	$10.68	$9.75	$10.13

Total Return, at Net Asset Value [3]	(2.36%)	7.84%	17.88%	3.89%	(1.31%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,601,021	$1,701,552	$869,041	$36,764	$2,826
Ratio of Expenses to Average Net Assets: [4]
Before (waivers) and deferred tax expense/(benefit)	2.22%	2.25%	2.18%	2.37%	4.44%
Expense (waivers)	(0.11%)	(0.12%)	(0.07%)	(0.27%)	(2.34%)
Net of (waivers) and before deferred tax expense/(benefit)	2.11%[5]	2.13%[5]	2.11%[6]	2.10%	2.10%
Deferred tax expense/(benefit) [7,8]	(2.93%)	4.38%	5.39%	1.78%	(1.31%)
Total expenses/(benefit)	(0.82%)	6.51%	7.50%	3.88%	0.79%

Ratio of Investment Loss to Average Net Assets: [4]
Before (waivers) and deferred tax expense	(2.13%)	(2.21%)	(2.08%)	(2.37%)	(4.44%)
Expense (waivers)	(0.11%)	(0.12%)	(0.07%)	(0.27%)	(2.34%)
Net of expense (waivers) and before deferred tax expense	(2.02%)	(2.09%)	(2.01%)	(2.10%)	(2.10%)
Deferred tax benefit [8,9]	0.59%	0.56%	0.73%	0.75%	0.79%
Net investment loss	(1.43%)	(1.53%)	(1.28%)	(1.35%)	(1.31%)

Portfolio turnover rate	8%	14%	4%	29%	24%

*	May 29, 2015, November 28, 2014, and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
1.	Shares commenced operations at the close of business June 10, 2011.
2.	Per share amounts calculated based on average shares outstanding during the period.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4.	Annualized for less than full period.
5.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 2.10%.
6.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 2.10%.
7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

9.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP INCOME FUND 21

FINANCIAL HIGHLIGHTS (Continued)

Class I	Six Months Ended May 29, 2015* (Unaudited)	Year Ended November 28, 2014*	Period Ended November 29, 2013*, 1, 2
Per Share Operating Data
Net Asset Value, Beginning of Period	$11.17	$10.97	$11.15
Income/(loss) from investment operations:
Net investment income/(loss) [3]	(0.02)	0.01	(0.03)
Return of capital [3]	0.23	0.48	0.22
Net realized and unrealized gains/(losses)	(0.43)	0.49	0.02
Total from investment operations	(0.22)	0.98	0.21
Distributions to shareholders:
Return of capital	(0.32)	(0.78)	(0.39)
Net asset value, end of period	$10.63	$11.17	$10.97

Total Return, at Net Asset Value [4]	(1.90%)	9.04%	1.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$205	$331	$113
Ratio of Expenses to Average Net Assets: [5]
Before deferred tax expense/(benefit)	1.01%[6]	1.05%[6]	1.16%[7]
Deferred tax expense/(benefit) [8,9]	(2.93%)	4.38%	2.23%
Total expenses/(benefit)	(1.92%)	5.43%	3.39%

Ratio of Investment Loss to Average Net Assets: [5]
Before deferred tax expense	(0.88%)	(0.45%)	(1.05%)
Deferred tax benefit [9,10]	0.59%	0.56%	0.37%
Net investment income/(loss)	(0.29%)	0.11%	(0.68%)

Portfolio turnover rate	8%	14%	4%

*	May 29, 2015, November 28, 2014, and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
1.	Shares commenced operations at the close of business June 28, 2013.
2.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
3.	Per share amounts calculated based on average shares outstanding during the period.
4.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5.	Annualized for less than full period.
6.

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.01% and 1.02% for the periods ended May 29, 2015 and November 28, 2014, respectively.

7.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.14%.
8.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
9.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

10.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

22 OPPENHEIMER STEELPATH MLP INCOME FUND

FINANCIAL HIGHLIGHTS (Continued)

Class Y	Six Months Ended May 29, 2015* (Unaudited)	Year Ended November 28, 2014*	Year Ended November 29, 2013*, 1	Year Ended November 30, 2012 [1]	Year Ended November 30, 2011 [1]	Period Ended November 30, 2010 [1,2]
Per Share Operating Data
Net Asset Value, Beginning of Period	$11.15	$10.97	$9.89	$10.17	$10.84	$10.00
Income/(loss) from investment operations:
Net investment loss [3]	(0.01)	(0.04)	(0.07)	(0.07)	(0.08)	(0.03)
Return of capital [3]	0.23	0.48	0.49	0.49	0.47	0.29
Net realized and unrealized gains/(losses)	(0.44)	0.52	1.44	0.08	(0.23)	1.02
Total from investment operations	(0.22)	0.96	1.86	0.50	0.16	1.28
Distributions to shareholders:
Return of capital	(0.32)	(0.78)	(0.78)	(0.70)	(0.83)	(0.44)
Income	—	—	—	(0.08)	—	—
Total distributions to shareholders	(0.32)	(0.78)	(0.78)	(0.78)	(0.83)	(0.44)
Net asset value, end of period	$10.61	$11.15	$10.97	$9.89	$10.17	$10.84

Total Return, at Net Asset Value [4]	(1.90%)	8.85%	19.19%	4.89%	1.46%	13.20%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$955,685	$992,009	$535,124	$134,481	$84,506	$68,368
Ratio of Expenses to Average Net Assets: [5]
Before (waivers) and deferred tax expense/(benefit)	1.22%	1.24%	1.18%	1.27%	1.37%	1.62%
Expense (waivers)	(0.11%)	(0.12%)	(0.07%)	(0.17%)	(0.27%)	(0.52%)
Net of (waivers) and before deferred tax expense/(benefit)	1.11%[6]	1.12%[6]	1.11%[7]	1.10%	1.10%	1.10%
Deferred tax expense/(benefit) [8,9]	(2.93%)	4.38%	6.68%	2.10%	(0.65%)	17.22%
Total expenses/(benefit)	(1.82%)	5.50%	7.79%	3.20%	0.45%	18.32%

Ratio of Investment Loss to Average Net Assets: [5]
Before (waivers) and deferred tax expense	(0.82%)	(1.01%)	(1.08%)	(1.27%)	(1.37%)	(1.24%)
Expense (waivers)	(0.11%)	(0.12%)	(0.07%)	(0.17%)	(0.27%)	(0.52%)
Net of expense (waivers) and before deferred tax expense	(0.71%)	(0.89%)	(1.01%)	(1.10%)	(1.10%)	(0.72%)
Deferred tax benefit [9,10]	0.59%	0.56%	0.37%	0.38%	0.41%	0.29%
Net investment loss	(0.12%)	(0.33%)	(0.64%)	(0.72%)	(0.69%)	(0.43%)
Portfolio turnover rate	8%	14%	4%	29%	24%	15%

*	May 29, 2015, November 28, 2014, and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
1.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
2.	The net asset value for the beginning of the period close of business March 31, 2010 (Commencement of Operations) through November 30, 2010 represents the initial contribution per share of $10.
3.	Per share amounts calculated based on average shares outstanding during the period.
4.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5.	Annualized for less than full period.
6.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.10%.
7.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.10%.
8.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
9.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

10.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP INCOME FUND 23

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Organization

Oppenheimer SteelPath MLP Income Fund (the “Fund”), a separate series of Oppenheimer SteelPath MLP Funds Trust, is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI SteelPath, Inc. (the “Adviser” or “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or “Oppenheimer”).

The Fund offers Class A, Class C, Class I, and Class Y shares. Effective June 28, 2013, Class I shares were renamed Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Effective June 28, 2013 although there is no initial sales charge on Class A purchases totaling $1 million or more, those Class A shares may be subject to a 1.00% contingent deferred sales charge if shares are redeemed within an 18-month “holding period” measured from the date of purchase. Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% of the redemption proceeds if Class C shares are redeemed within one year of purchase. Class I shares are only available to eligible institutional investors. Class I shares are sold at net asset value per share without a sales charge or CDSC. An institutional investor that buys Class I shares for its customers’ accounts may impose charges on those accounts. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for that purpose. They may include insurance companies, registered investment companies, employee benefit plans and section 529 plans, among others. An institutional investor that buys Class Y shares for its customers’ accounts may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class I and Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

24 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Dividends, if any, are declared and distributed monthly for the Fund. The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. It is anticipated that a significant portion of the distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form DIV in February 2016. For the six months ended May 29, 2015, the Fund distributions are expected to be comprised of 100% return of capital.

Return of Capital Estimates. Distributions received from the Funds’ investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the six months ended May 29, 2015, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, if applicable, are amortized or accreted daily.

Custodian Fees. “Custody fees” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.015%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

OPPENHEIMER STEELPATH MLP INCOME FUND 25

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined using the last in, first out method.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Income Taxes. The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent. The Fund may be subject to a 20 percent alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The Fund is currently using an estimated rate of 2.3 percent for state and local tax, net of federal tax expense.

The Fund’s income tax provision consists of the following as of May 29, 2015:

Current tax expense (benefit)
Federal	$—
State	—
Total current tax expense	$—

Deferred tax expense (benefit)
Federal	$(62,838,366)
State	(4,129,379)
Total deferred tax expense (benefit)	$(66,967,745)

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	Rate
Application of statutory income tax rate	$(60,840,583)	35.00%
State income taxes net of federal benefit	(3,998,095)	2.30%
Effect of permanent & temporary differences	(2,129,067)	1.22%
Total income tax expense (benefit)	$(66,967,745)	38.52%

26 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

The Fund intends to invest its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund’s tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740) that it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund’s valuation allowance: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unused. At May 29, 2015, the Fund determined a valuation allowance was not required. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding the deferred tax liability or asset.

Components of the Fund’s deferred tax assets and liabilities as of May 29, 2015 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis)	$178,627,324
Capital loss carryforward (tax basis)	—
Total net deferred tax asset	178,627,324

Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	(396,162,188)
Total net deferred tax asset/(liability)	$(217,534,864)

Unexpected significant decreases in cash distributions from the Fund’s MLP investments or significant declines in the fair value of its investments may change the Fund’s assessment regarding the recoverability of their deferred tax assets and may result in a valuation

OPPENHEIMER STEELPATH MLP INCOME FUND 27

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund’s net asset value and results of operations in the period it is recorded.

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax benefit/(liability). Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax benefit/(liability).

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statements of Operations. For the six months ended May 29, 2015, the Fund does not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. All tax years since inception remain open and subject to examination by tax jurisdictions. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months.

At May 29, 2015, the Fund had net operating loss carryforwards for federal income tax purposes, which may be carried forward for 20 years, as follows:

Expiration Date
11/30/2030	$3,877
11/30/2031	4,997,354
11/30/2032	7,401,746
11/30/2033	47,597,832
11/30/2034	161,023,918
11/30/2035	257,868,906
Total	$478,893,633

At May 29, 2015, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$3,711,270,508
Gross Unrealized Appreciation	$1,251,120,616
Gross Unrealized Depreciation	(201,070,291)
Net Unrealized Appreciation (Depreciation) on Investments	$1,050,050,325

28 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Adviser. The Adviser has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Adviser, prior to the time when

OPPENHEIMER STEELPATH MLP INCOME FUND 29

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation (Continued)

the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

30 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation (Continued)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Adviser, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Adviser’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Adviser, when determining the fair value of a security. Fair value determinations by the Adviser are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Adviser, or its third party service provider who is subject to oversight by the Adviser, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

OPPENHEIMER STEELPATH MLP INCOME FUND 31

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation (Continued)

2)

Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Adviser’s own judgments about assumptions that market participants would use in pricing the asset or liability)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of May 29, 2015 based on valuation input level:

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Master Limited Partnership Shares*	$4,568,863,785	$—	$—	$4,568,863,785
Common Stocks*	86,757,274	—	—	86,757,274
Preferred Stock*	17,055,737	—	—	17,055,737
Private Investment in Public Equity*	—	3,770,945	—	3,770,945
Short Term Investment	84,873,092	—	—	84,873,092
Total Assets	$4,757,549,888	$3,770,945	$—	$4,761,320,833

*	For a detailed break-out of securities by major industry classification, please refer to the Statement of Investments.

The Fund did not hold any Level 3 securities during the six months ended May 29, 2015.

There have been no transfers between pricing levels for the Fund. It is the Fund’s policy to recognize transfers at the end of the reporting period.

32 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

4. Investments and Risks

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Master Limited Partnerships (“MLPs”). Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the equity securities of MLPs.

MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Restricted Securities. As of May 29, 2015, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments.

Concentration Risk. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of MLPs. MLPs are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Fund is derived from investment in equity securities of MLPs. The amount of cash that a MLP has available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP’s operations.

OPPENHEIMER STEELPATH MLP INCOME FUND 33

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended May 29, 2015		Year Ended November 28, 2014
	Shares	Amount	Shares	Amount
Class A
Sold	20,241,533	$213,139,437	99,450,209	$1,108,580,142
Dividends and/or distributions reinvested	5,114,793	53,377,132	10,364,067	115,786,812
Redeemed	(28,271,624)	(296,016,186)	(51,245,257)	(574,028,579)
Net Increase/Decrease	(2,915,298)	$(29,499,617)	58,569,019	$650,338,375

Class C
Sold	10,189,719	$104,725,642	85,333,602	$933,674,113
Dividends and/or distributions reinvested	4,767,432	48,367,386	8,236,392	90,167,100
Redeemed	(15,736,029)	(160,360,892)	(16,358,921)	(179,234,192)
Net Increase/Decrease	(778,878)	$(7,267,864)	77,211,073	$844,607,021

Class I
Sold	4,728	$50,055	18,445	$215,414
Dividends and/or distributions reinvested	564	5,971	1,034	11,739
Redeemed	(15,640)	(164,790)	(84)	(949)
Net Increase/Decrease	(10,348)	$(108,764)	19,395	$226,204

Class Y
Sold	16,748,396	$178,308,123	54,672,901	$619,345,640
Dividends and/or distributions reinvested	2,652,157	28,064,010	4,734,294	53,594,402
Redeemed	(18,291,562)	(194,567,227)	(19,256,354)	(217,198,744)
Net Increase	1,108,991	$11,804,906	40,150,841	$455,741,298

34 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended May 29, 2015, were as follows:

	Purchases	Sales
Investment securities	$712,580,647	$387,966,722

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Net Assets up to $3 Billion	Net Assets Greater than $3 Billion and up to $5 Billion	Net Assets in Excess of $5 Billion
0.95%	0.93%	0.90%

The Fund’s effective management fee for the six months ended May 29, 2015 was 0.95% of average annual net assets before any applicable waivers.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Board has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities, if applicable.

OPPENHEIMER STEELPATH MLP INCOME FUND 35

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets.

The Plan and Plans continue in effect from year to year only if the Fund’s Board votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
May 29, 2015	$500,503	$52,510	$209,995

36 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit fees and/or reimburse expenses of the Fund to the extent that the Fund’s total annual fund operating expenses (exclusive of interest, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expense, if any) exceed 1.35% for Class A shares, 2.10% for Class C shares, and 1.10% for Class Y shares. The Fund’s total annual operating expenses after fee waiver and/or expense reimbursement (“Net Expenses”) will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund’s deferred income tax expense is excluded from the expense cap, the Fund’s Net Expenses for each class of shares is increased by the amount of this expense. During the six months ended May 29, 2015, the Manager reimbursed $1,069,446, $866,687, and $502,023 for Class A, Class C, and Class Y, respectively. This undertaking may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein, unless approved by the Fund’s Board of Trustees.

The Manager can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Manager, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits.

The following table represents amounts eligible for recovery at May 29, 2015:

Eligible Expense Recoupment Expiring:
November 30, 2015	$683,544
November 30, 2016	1,006,421
November 30, 2017	4,687,900
May 29, 2018	2,438,156

During the six months ended May 29, 2015, the Adviser did not recoup any expenses.

Related Party. The Interested Trustees and officers of the Fund are also officers or trustees of companies affiliated with the Manager, Distributor, and Transfer Agent.

8. Borrowing Agreement

Effective September 11, 2014, the Fund, along with Oppenheimer SteelPath MLP Alpha Fund, Oppenheimer SteelPath MLP Alpha Plus Fund, and Oppenheimer SteelPath MLP Select 40 Fund (collectively, the “Trust”), is a borrower in a $650 million revolving credit agreement with Citibank, N.A. (“Citi Loan Agreement”). The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted pursuant to the Fund’s investment limitations. Amounts borrowed under the Citi Loan Agreement,

OPPENHEIMER STEELPATH MLP INCOME FUND 37

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

8. Borrowing Agreement (Continued)

if any, are invested by the Fund under the direction of the Manager consistent with the Fund’s investment objective and policies, and as such, the related investments are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. The borrowing, if any, is fully collateralized throughout the term of the borrowing with securities or other assets of the Fund. The Fund is not liable for borrowings of other Funds in the Trust. Securities that have been pledged as collateral for the borrowing are indicated in the Statement of Investments.

Borrowings under the Citi Loan Agreement are charged interest at a calculated rate computed by Citibank based on the three month LIBOR rate plus 0.80% per annum. An unused commitment fee at the rate of 0.10% per annum is charged for any undrawn portion of the credit facility, and each member of the Trust will pay its pro rata share of this fee. A facility fee of 0.27% was charged on the commitment amount, and each party of the Trust paid its pro rata share of this fee. The borrowing is due September 11, 2015, unless another date is mutually agreed upon by the parties of the Citi Loan Agreement. For the six month period ended May 29, 2015 the Fund paid $88,642 in borrowing fees. The Fund did not have any borrowing for the six months ended May 29, 2015.

9. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the

38 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

9. Pending Litigation (Continued)

California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

OPPENHEIMER STEELPATH MLP INCOME FUND 39

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details, on a per-share basis, the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Master Limited Partnerships (“MLPs”), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the MLPs in which the Fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer SteelPath MLP Income Fund	1/6/15	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Income Fund	2/6/15	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Income Fund	3/6/15	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Income Fund	4/8/15	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Income Fund	5/6/15	0.0%	0.0%	100.0%

40 OPPENHEIMER STEELPATH MLP INCOME FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL.OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL.OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding – Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL.OPP (225.5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

OPPENHEIMER STEELPATH MLP INCOME FUND 41

OPPENHEIMER STEELPATH MLP INCOME FUND

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Stuart Cartner, Vice President
Brian Watson, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI SteelPath, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	Cohen Fund Audit Services, Ltd.

Legal Counsel	Ropes & Gray LLP

© 2015 OppenheimerFunds, Inc. All rights reserved.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

42 OPPENHEIMER STEELPATH MLP INCOME FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms

●	When you create a user ID and password for online account access

●	When you enroll in eDocs Direct, our electronic document delivery service

●	Your transactions with us, our affiliates or others

●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

OPPENHEIMER STEELPATH MLP INCOME FUND 43

PRIVACY POLICY NOTICE (Continued)

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

44 OPPENHEIMER STEELPATH MLP INCOME FUND

PRIVACY POLICY NOTICE (Continued)

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number - whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL.OPP (225.5677).

OPPENHEIMER STEELPATH MLP INCOME FUND 45

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46 OPPENHEIMER STEELPATH MLP INCOME FUND

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OPPENHEIMER STEELPATH MLP INCOME FUND 47

OppenheimerFunds®

The Right Way
to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Visit Us
oppenheimerfunds.com

Call Us
800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

RS1390.001.0515 July 24, 2015

Semiannual Report **5/31/2015**

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer **SteelPath MLP Alpha Plus Fund**

Fund Performance Discussion	3
Top Holdings and Allocations	7
Share Class Performance	8
Fund Expenses	10
Statement of Investments	12
Statement of Assets and Liabilities	14
Statement of Operations	16
Statements of Changes in Net Assets	17
Statement of Cash Flows	18
Financial Highlights	19
Notes to Financial Statements	23
Distribution Sources	39
Portfolio Proxy Voting Policies and Procedures; Updates to Statements of Investments	40
Trustees and Officers	41
Privacy Policy Notice	42

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/29/15*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Alerian MLP Index
6-Month	-5.05%	-10.51%	2.97%	-8.42%
1-Year	-5.09	-10.55	11.81	-7.40
Since Inception (2/6/12)	11.71	9.73	17.01	8.65

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

*	May 29, 2015, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through May 31, 2015.

2 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) fell 5.05% during the reporting period. In comparison, master limited partnerships (MLPs), as measured by the Alerian MLP Index (AMZ), fell 8.42%. Please note that the returns for the Alerian MLP Index are calculated pre-tax, while the Fund’s returns are calculated post corporate tax. During the same period, the S&P 500 Index gained 2.97%.

Over the six-month reporting period, the MLP sector underperformed the broader markets. Notably, MLPs underperformed the S&P 500 Index, coinciding with a sharp pullback in the prices of crude oil and natural gas, which in turn led to substantially lower drilling activity and a reduced rate of production growth. The U.S. drilling rig count, as estimated by Baker Hughes, ended the period at approximately 870 active rigs, down 1,058 rigs since the peak of activity in September 2014. Despite the rig count reductions, crude oil production in the United States continued to grow, reaching an estimated 9.4 million barrels per day in the four weeks ending May 29, 2015, a rate that is 12.7% higher than the same period in 2014. Production remained resilient, as previously drilled wells continued to be brought into production and as the remaining rigs are primarily focused on the most productive, or economic, areas. Notably, weekly rig count reductions slowed, which may reflect the impact of greater price concessions by oil field service providers for drilling, completion and other oilfield services.

Over the reporting period, approximately $15 billion of new equity supply entered the market through either secondary offerings, initial public offerings, or through “at-the-market” programs in which primary units trade into the market anonymously throughout the normal trading day. This pace of equity issuance represents an increased rate from the roughly $10 billion raised over the six month reporting period ended May 31, 2014. MLPs also raised approximately $25 billion of debt capital during the period. Most MLPs pay out the majority of excess cash flow as distributions to investors, and therefore must raise external capital to fund growth projects.

MACRO REVIEW

West Texas Intermediate (WTI) crude oil prices ended the reporting period at $60.30 per barrel, down 28% over the reporting period and 41% lower than the end of May 2014. Global crude prices, as measured by Brent crude oil, traded 40% lower over the reporting period. Crude oil price weakness appears linked to the continued increases in U.S. crude production, the Organization of the Petroleum Exporting Countries’ (OPEC) resolve in holding production quotas, and modest concern relating to the intensity of demand growth. Domestically, regional and quality crude pricing differentials continued

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 3

to exhibit volatility. Of note, crude oil priced in Midland, Texas exited the period effectively at parity with WTI after generally trading at a discount per barrel of between $2.00 and $10.00 to WTI over the past two years and likely reflecting the effectiveness of recently completed midstream infrastructure transporting crude out of the region.

Henry Hub natural gas spot prices exited the period at $2.64 per million British thermal units (mmbtu), 41% lower than the same period in 2014. Though natural gas storage levels exited the winter draw season near the five-year average, production has remained robust, which has served to keep pricing depressed. Going forward, the interaction of a pullback in natural gas directed drilling, reduced gas supply growth derived from oil directed wells, known as “associated gas”, and greater export of natural gas volumes through the start-up of significant liquefied natural gas (LNG) facilities and greater volumes to Mexico, may provide the demand needed to sustain better natural gas pricing in the medium-term.

Mont Belvieu natural gas liquids (NGL) prices ended the reporting period at $18.67 per barrel, a 31% decline during the reporting period and down 55% from the end of May 2014. All of the NGL purity product prices ended the period lower than the same time in the prior year. Frac spreads, a measure of natural gas processing economics, ended the reporting period at $0.26 per gallon, 57% lower than the period ended May 31, 2014. Generally, the greater the frac spread, the greater the incentive for producers to seek natural gas processing capacity.

The yield curve flattened over the reporting period as short rates held steady, medium-term rates rose, and longer-dated yields declined. The ten-year Treasury yield fell 36 basis points to end the period at 2.12%. The MLP yield spread at period-end, as measured by the AMZ and the 10-year Treasury bond, widened by 87 basis points to 4.03%.

Over the reporting period, real estate investment trusts (REITs) and utilities, two competing yield-oriented equity asset classes, posted total returns of -0.48% (as measured by the Dow Jones Equity All REIT Total Return Index) and -0.41% (as measured by the Dow Jones Utility Average Index), respectively, outperforming the AMZ’s -8.42% total return. Price to forward distributable cash flow (DCF), a commonly watched ratio within the MLP sector, declined modestly below the ten-year average but within the historic range. We continue to believe that the visibility of energy infrastructure growth opportunities supports above average valuations.

SUBSECTOR REVIEW

Performance among subsectors in the midstream, or energy infrastructure, MLP asset class varied for the reporting period. On average, the propane subsector provided the best performance over the period, buoyed by strong winter demand conditions in certain areas and as the group’s fundamental outlook is clearly independent of crude oil pricing, which experienced significant weakness over

4 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

the period. The petroleum pipeline group followed as crude production continued to increase and growth projects were placed into service. The marine subsector also delivered positive performance bolstered by the stability provided by long term LNG contracts and further supported by merger and acquisition expectations.

Consistent with the trends we saw in the previous reporting period, those asset classes with greater exposure to commodity prices delivered less favorable performance over the period. Weakness within the coal subsector continues to reflect, we believe, market concern over the outlook for coal pricing in the face of abundant and cheap natural gas as a competing electric generating fuel and the potential for even greater regulatory pressure on the use of coal. Upstream MLPs, including those active in exploration and production and oilfield services and supply, suffered as the commodity price associated pullback carried into December. Also among the weakest subsectors for the period were the gathering and processing MLPs, where weakness was similarly influenced by the decline in crude oil and natural gas prices.

FUND REVIEW

Key contributors to the Fund’s performance were Energy Transfer Equity LP (ETE) and Genesis Energy LP (GEL).

ETE’s performance was strong during the reporting period, driven by better than consensus distribution growth and an announced merger between two of its underlying MLPs: Energy Transfer Partners (NYSE: ETP) and Regency Energy Partners (NYSE: RGP). The merger is expected to result in significant accretion to ETE and provides additional visibility into continued distribution growth.

GEL outperformed during the reporting period on higher than expected Pipeline Transportation and Supply & Logistics results. Future distribution growth visibility is supported by a variety of projects, including an offshore crude pipeline, a crude rail unloading facility, and the Baton Rouge terminal. Growth may be further supported by the recent acquisition of a Jones Act tanker.

Key detractors from the Fund’s performance were Sunoco Logistics Partners LP (SXL) and Regency Energy Partners LP (RGP).

SXL underperformed during the reporting period due, in part, to an overhang relating to the partnership’s capital requirements to fund multiple large-scale growth projects. However, these growth projects are expected to generate top-tier distribution growth over the near- and medium-term, and the partnership’s healthy distribution coverage ratio provides additional support for market participants.

RGP underperformed early in the reporting period due to concerns associated with weakened volumetric growth expectations resulting from the commodity price pullback. With the January announcement of the planned merger between RGP and ETP, unit

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 5

pricing generally followed the unit pricing of ETP based on the terms of the merger agreement.

Separately, the Fund also obtains leverage through borrowing, which contributed negatively to its performance this reporting period. Please note that, to the extent the Fund obtains leverage through borrowing, there will be the potential for greater gains and the risk of magnified losses.

OUTLOOK

We believe the price correction in crude oil and natural gas will moderate near-term production growth rates in aggregate. However, we continue to believe that the impact for the majority of midstream-focused MLPs will be modest as the need for energy infrastructure largely remains intact but is expected to progress at a more modest pace until commodity pricing firms. Accordingly, we continue to believe that the recent price weakness may represent an attractive entry point for those MLPs positioned to perform well across a broad range of commodity trajectories.

6 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Top Holdings and Allocations*

TOP TEN MASTER LIMITED PARTNERSHIP HOLDINGS

Energy Transfer Partners LP	11.48%
Energy Transfer Equity LP	11.23%
Enterprise Products Partners LP	10.93%
Williams Partners LP	10.85%
Magellan Midstream Partners LP	10.36%
Sunoco Logistics Partners LP	9.76%
Plains All American Pipeline LP	7.82%
TC Pipelines LP	7.21%
Buckeye Partners LP	6.31%
MarkWest Energy Partners LP	5.47%

Portfolio holdings and allocations are subject to change. Percentages are as of May 29, 2015, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of May 29, 2015, and are based on the total market value of investments.

*	May 29, 2015, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 7

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/29/15*

	Inception Date	6-Month	1-Year	Since Inception
Class A (MLPLX)	2/6/12	-5.05%	-5.09%	11.71%
Class C (MLPMX)	5/22/12	-5.39%	-5.79%	13.54%
Class I (OSPPX)	6/28/13	-4.78%	-4.53%	7.48%
Class Y (MLPNX)	12/30/11	-4.93%	-4.83%	12.10%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 5/29/15*

	Inception Date	6-Month	1-Year	Since Inception
Class A (MLPLX)	2/6/12	-10.51%	-10.55%	9.73%
Class C (MLPMX)	5/22/12	-6.31%	-6.69%	13.54%
Class I (OSPPX)	6/28/13	-4.78%	-4.53%	7.48%
Class Y (MLPNX)	12/30/11	-4.93%	-4.83%	12.10%

*	May 29, 2015, was the last business day of the fund’s semiannual period. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through May 31, 2015.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%, and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I or Class Y shares. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Alerian MLP Index. The S&P 500 Index is a broad-based measure of domestic stock performance. The Alerian MLP Index is a composite of the 50 most prominent Master Limited Partnerships that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a total-return basis (AMZX). The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment

8 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 9

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 29, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Actual	Beginning Account Value December 1, 2014	Ending Account Value May 29, 2015	Expenses Paid During 6 Months Ended May 29, 2015*
Class A	$ 1,000.00	$ 949.50	$ 10.87
Class C	1,000.00	946.10	14.51
Class I	1,000.00	952.20	8.76
Class Y	1,000.00	950.70	9.68

Hypothetical (5% return before expenses)
Class A	1,000.00	1,013.85	11.23
Class C	1,000.00	1,010.09	14.99
Class I	1,000.00	1,016.02	9.05
Class Y	1,000.00	1,015.08	10.00

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, and tax expense, based on the 6-month period ended May 29, 2015 are as follows:

Class	Expense Ratios*
CLASS A	2.26%
CLASS C	3.02
CLASS I	1.82
CLASS Y	2.01

*	For the 6-month period ended May 29, 2015, the Fund’s deferred tax liability decreased resulting in a deferred tax benefit for the period. This benefit was excluded from this example.

The expense ratios for Class A, C, and Y reflect contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements, if applicable.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 11

STATEMENT OF INVESTMENTS May 29, 2015* / Unaudited

Description	Shares	Value
Master Limited Partnership Shares — 135.3%
Diversified — 21.8%
Enterprise Products Partners LP [1]	1,221,824	$39,611,534
Williams Partners LP [1]	703,859	39,331,641
Total Diversified		78,943,175

Gathering/Processing — 13.5%
DCP Midstream Partners LP [1]	204,730	7,738,794
MarkWest Energy Partners LP [1]	306,977	19,839,924
Targa Resources Partners LP [1]	341,050	14,743,591
Western Gas Equity Partners LP	3,560	228,018
Western Gas Partners LP [1]	93,209	6,384,817
Total Gathering/Processing		48,935,144

Marine — 2.7%
Seadrill Partners LLC [1]	704,804	9,705,151

Natural Gas Pipelines — 44.5%
Energy Transfer Equity LP [1]	592,761	40,704,898
Energy Transfer Partners LP [1]	739,911	41,605,176
EQT Midstream Partners LP [1]	201,015	16,818,925
Spectra Energy Partners LP [1]	197,052	10,049,652
Tallgrass Energy GP LP [1,2]	403,767	12,940,732
Tallgrass Energy Partners LP [1]	269,100	13,317,759
TC Pipelines LP [1]	408,815	26,123,279
Total Natural Gas Pipelines		161,560,421

Petroleum Transportation — 52.8%
Buckeye Partners LP [1]	295,893	$22,881,406
Genesis Energy LP [1]	323,727	15,742,844
Magellan Midstream Partners LP [1]	471,144	37,559,600
NGL Energy Partners LP [1]	445,308	13,385,958
NuStar Energy LP [1]	23,185	1,446,976
NuStar GP Holdings LLC [1]	239,615	9,196,424
Plains All American Pipeline LP [1]	604,043	28,359,819
Plains GP Holdings LP, Class A [1]	263,400	7,364,664
Sunoco Logistics Partners LP [1]	893,369	35,377,412
Tesoro Logistics LP [1]	258,197	14,926,368
TransMontaigne Partners LP [1]	131,173	5,162,969
Total Petroleum Transportation		191,404,440

Total Master Limited Partnership Shares
(identified cost $442,396,602)		490,548,331

Common Stocks — 2.7%
Diversified — 1.4%
Williams Cos., Inc. [1]	97,018	4,957,620

Gathering/Processing — 1.3%
Targa Resources Corp. [1]	52,315	4,810,364

Total Common Stocks
(identified cost $10,731,889)		9,767,984

12 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)

Description	Shares	Value
Short-Term Investment — 0.1%
Money Market — 0.1%
Fidelity Treasury Portfolio , 0.010% [3]	369,147	$369,147

Total Short-Term Investment
(identified cost $369,147)		369,147

Total Investments — 138.1%
(identified cost $453,497,638)		500,685,462
Liabilities In Excess of Other Assets — (38.1)%		(138,196,801)
Net Assets — 100.0%		$362,488,661

Footnotes to Statement of Investments

*	May 29, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying notes.

LLC — Limited Liability Company

LP — Limited Partnership

1.

As of May 29, 2015, all or a portion of the security has been pledged as collateral for a Fund loan. The market value of the securities in the pledged account totaled $265,801,759 as of May 29, 2015. The loan agreement requires continuous collateral whether the loan has a balance or not. See Note 8 of the Notes to Financial Statements for additional information.

2.	Non-income producing.

3.	Variable rate security; the coupon represents the rate at May 29, 2015.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 13

STATEMENT OF ASSETS AND LIABILITIES May 29, 2015* / Unaudited

Assets
Investments at value (cost $453,497,638) – see accompanying Statement of Investments:	$500,685,462
Cash	5,500,000
Receivable for beneficial interest sold	650,578
Prepaid expenses	90,905
Cash used for borrowing	60,125
Dividends receivable	54
Total assets	506,987,124

Liabilities:
Payable on borrowing (See note 8)	132,003,005
Deferred tax liability	9,940,185
Payable for investments purchased	1,237,218
Payable for beneficial interest redeemed	568,656
Payable to Manager	394,247
Interest expense payable	118,122
Payable for distribution and service plan fees	88,009
Transfer agent fees payable	69,348
Trustees' fees payable	4,460
Borrowing expense payable	3,179
Other liabilities	72,034
Total liabilities	144,498,463

Net Assets	$362,488,661

Composition of Net Assets
Par value of shares of beneficial interest	$30,274
Paid-in capital	344,243,752
Undistributed net investment loss, net of deferred taxes	(7,301,045)
Accumulated undistributed net realized losses on investments, net of deferred taxes	(4,259,839)
Net unrealized appreciation on investments, net of deferred taxes	29,775,519
Net Assets	$362,488,661

14 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / (Continued)

Net Asset Value, Offering Price and Redemption Proceeds Per Share ($0.001 Par Value, Unlimited Shares Authorized)
Class A Shares:
Net asset value and redemption proceeds per share	$11.97
Offering price per share (net asset value plus sales charge of 5.75% of offering price)	$12.70
Class C Shares:
Net asset value, offering price and redemption proceeds per share	$11.70
Class I Shares:
Net asset value, offering price and redemption proceeds per share	$12.11
Class Y Shares:
Net asset value, offering price and redemption proceeds per share	$12.10

Net Assets:
Class A shares	$172,858,301
Class C shares	58,490,889
Class I shares	239,204
Class Y shares	130,900,267
Total Net Assets	$362,488,661

Shares Outstanding:
Class A shares	14,435,580
Class C shares	4,999,044
Class I shares	19,755
Class Y shares	10,819,522
Total Shares Outstanding	30,273,901

*	May 29, 2015 represents the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 15

STATEMENT OF OPERATIONS For the Six Months Ended May 29, 2015* / Unaudited

Investment Income
Distributions from Master Limited Partnerships	$12,520,797
Less return of capital on distributions	(12,520,797)
Dividend income	663,885
Total investment income	663,885

Expenses
Management fees	2,267,104
Distribution and service plan fees
Class A	227,779
Class C	280,349
Transfer agent fees
Class A	200,446
Class C	61,677
Class I	34
Class Y	136,640
Registration fees	76,773
Legal, auditing, and other professional fees	65,641
Administrative fees	37,689
Custody fees	20,560
Borrowing fees	17,518
Trustees' fees	8,919
Tax expense	8,093
Other	12,297
Net expenses, before interest expense from payable on borrowing and deferred taxes	3,421,519
Interest expense from payable on borrowing	695,101
Net expenses, before deferred taxes	4,116,620

Net investment loss, before deferred taxes	(3,452,735)
Deferred tax benefit	1,723,003
Net investment loss, net of deferred taxes	(1,729,732)

Net Realized and Unrealized Gains/(Losses) on Investments:
Net Realized Losses
Investments	(9,465,721)
Deferred tax benefit	3,492,851
Net realized losses, net of deferred taxes	(5,972,870)
Net Change in Unrealized Appreciation/Depreciation
Investments	(20,763,491)
Deferred tax benefit	7,661,728
Net change in unrealized appreciation/depreciation, net of deferred taxes	(13,101,763)

Net realized and unrealized losses on investments, net of deferred taxes	(19,074,633)
Change in net assets resulting from operations	$(20,804,365)

*	May 29, 2015 represents the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

16 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended May 29, 2015* (Unaudited)	For the Year Ended November 28, 2014*
Operations
Net investment loss, net of deferred taxes	$(1,729,732)	$(4,322,987)
Net realized gains/(losses) on investments, net of deferred taxes	(5,972,870)	1,771,375
Net change in unrealized appreciation/depreciation on investments, net of deferred taxes	(13,101,763)	29,759,941
Change in net assets resulting from operations	(20,804,365)	27,208,329

Distributions to Shareholders
Distributions to shareholders from return of capital:
Class A shares	(4,805,613)	(8,285,117)
Class C shares	(1,581,587)	(2,001,525)
Class I shares	(6,732)	(2,885)
Class Y shares	(3,416,214)	(4,542,310)
Change in net assets resulting from distributions to shareholders	(9,810,146)	(14,831,837)

Beneficial Interest Transactions
Class A shares	(25,276,444)	98,701,447
Class C shares	6,035,285	40,122,697
Class I shares	89,056	153,052
Class Y shares	18,989,623	67,244,578
Change in net assets resulting from beneficial interest transactions	(162,480)	206,221,774
Change in net assets	(30,776,991)	218,598,266

Net Assets
Beginning of period	393,265,652	174,667,386
End of period	$362,488,661	$393,265,652

Undistributed net investment loss, net of deferred taxes	$(7,301,045)	$(5,571,313)

*	May 29, 2015 and November 28, 2014 represent the last business day of the Funds’ respective reporting periods. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 17

STATEMENT OF CASH FLOWS For the Six Months Ended May 29, 2015* / Unaudited

Cash flows from operating activities
Net decrease in net assets resulting from operations	$(20,804,365)
Non cash items included in operations:
Deferred income tax benefit	(12,877,582)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(123,012,406)
Sales of long-term portfolio investments	147,134,746
Purchase of short-term portfolio investments, net	(369,147)
Distributions from Master Limited Partnerships	12,520,797
Increase in prepaid expenses	(44,966)
Decrease in cash collateral for borrowing	3,437,168
Increase in receivable for dividends	(9)
Decrease in payable to Manager	(22,353)
Increase in payable for investments purchased	872,547
Decrease in other liabilities	(44,562)
Decrease in payable for distribution and service fees payable	(5,885)
Decrease in transfer agent fees payable	(3,984)
Decrease in trustees' fees payable	(487)
Decrease in interest expense payable	(5,381)
Increase in borrowing expense payable	2,669
Net realized loss on investments	9,465,721
Net change in accumulated unrealized depreciation on investments	20,763,491
Net cash provided by operating activities	37,006,012

Cash flows from financing activities
Proceeds from shares sold, net of receivable for beneficial interest sold	108,493,905
Payment of shares redeemed, net of payable for beneficial interest redeemed	(117,490,977)
Distributions paid to shareholders, net of reinvestments	(550,001)
Net decrease in use of line of credit	(18,000,000)
Decrease in bank overdraft, due to custodian	(3,958,939)
Net cash used in financing activities	(31,506,012)

Net change in cash	5,500,000
Cash at beginning of period	—
Cash at end of period	$5,500,000

*	May 29, 2015 represents the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes.

Supplemental disclosure of cash flow information:

Cash paid for interest of $700,815.

Non-cash financing activities not included consist of reinvestment of dividends and distributions of $9,260,145.

See accompanying Notes to Financial Statements.

18 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended May 29, 2015* (Unaudited)	Year Ended November 28, 2014*	Year Ended November 29, 2013*	Period Ended November 30, 2012 [1]
Per Share Operating Data
Net Asset Value, Beginning of Period	$12.95	$11.77	$9.93	$10.14
Income/(loss) from investment operations:
Net investment loss [2]	(0.07)	(0.21)	(0.17)	(0.14)
Return of capital [2]	0.26	0.55	0.54	0.46
Net realized and unrealized gains/(losses)	(0.84)	1.50	2.13	0.12
Total from investment operations	(0.65)	1.84	2.50	0.44
Distributions to shareholders:
Return of capital	(0.33)	(0.66)	(0.66)	(0.65)
Net asset value, end of period	$11.97	$12.95	$11.77	$9.93

Total Return, at Net Asset Value [3]	(5.05%)	15.77%	25.59%	4.56%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$172,858	$214,846	$108,563	$6,915
Ratio of Expenses to Average Net Assets: [4]
Before recoupment/(waivers) and deferred tax expense/(benefit)	2.24%	2.40%	2.45%	9.02%
Expense recoupment/(waivers)	—%	0.12%	(0.05%)	(6.42%)
Net of recoupment/(waivers) and before deferred tax expense/(benefit)	2.24%[5]	2.52%[5]	2.40%[5]	2.60%[6]
Deferred tax expense/(benefit) [7,8]	(7.10%)	5.54%	8.38%	4.04%
Total expenses/(benefit)	(4.86%)	8.06%	10.78%	6.64%

Ratio of Investment Loss to Average Net Assets: [4]
Before recoupment/(waivers) and deferred tax expense	(2.04%)	(2.35%)	(2.40%)	(9.02%)
Expense recoupment/(waivers)	—%	0.12%	(0.05%)	(6.42%)
Net of expense recoupment/(waivers) and before deferred tax expense	(2.04%)	(2.47%)	(2.35%)	(2.60%)
Deferred tax benefit [8,9]	0.95%	0.88%	0.87%	0.97%
Net investment loss	(1.09%)	(1.59%)	(1.48%)	(1.63%)

Portfolio turnover rate	24%	21%	15%	69%

*	May 29, 2015, November 28, 2014, and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
1.	Shares commenced operations at the close of business February 6, 2012.
2.	Per share amounts calculated based on average shares outstanding during the period.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4.	Annualized for less than full period.
5.

Includes interest, borrowing and franchise tax expense. Without interest, borrowing and franchise tax expense, the net expense ratio would be 1.84%, 1.99% and 2.00%, for the period ended May 29, 2015, and years ended November 28, 2014 and November 29, 2013, respectively.

6.	Includes interest expense. Without interest expense the net expense ratio would be 2.00%.
7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

9.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 19

FINANCIAL HIGHLIGHTS (Continued)

Class C	Six Months Ended May 29, 2015* (Unaudited)	Year Ended November 28, 2014*	Year Ended November 29, 2013*	Period Ended November 30, 2012 [1]
Per Share Operating Data
Net Asset Value, Beginning of Period	$12.71	$11.64	$9.91	$9.45
Income/(loss) from investment operations:
Net investment loss [2]	(0.10)	(0.28)	(0.22)	(0.11)
Return of capital [2]	0.26	0.55	0.55	0.28
Net realized and unrealized gains/(losses)	(0.84)	1.46	2.06	0.62
Total from investment operations	(0.68)	1.73	2.39	0.79
Distributions to shareholders:
Return of capital	(0.33)	(0.66)	(0.66)	(0.33)
Net asset value, end of period	$11.70	$12.71	$11.64	$9.91

Total Return, at Net Asset Value [3]	(5.39%)	14.98%	24.50%	8.39%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$58,491	$57,070	$16,317	$604
Ratio of Expenses to Average Net Assets: [4]
Before recoupment/(waivers) and deferred tax expense/(benefit)	2.99%	3.15%	3.20%	11.88%
Expense recoupment/(waivers)	—%	0.12%	(0.05%)	(8.57%)
Net of recoupment/(waivers) and before deferred tax expense/(benefit)	2.99%[5]	3.27%[5]	3.15%[5]	3.31%[6]
Deferred tax expense/(benefit) [7,8]	(7.10%)	5.54%	8.16%	4.16%
Total expenses/(benefit)	(4.11%)	8.81%	11.31%	7.47%

Ratio of Investment Loss to Average Net Assets: [4]
Before recoupment/(waivers) and deferred tax expense	(2.65%)	(2.94%)	(3.15%)	(11.88%)
Expense recoupment/(waivers)	—%	0.12%	(0.05%)	(8.57%)
Net of expense recoupment/(waivers) and before deferred tax expense	(2.65%)	(3.06%)	(3.10%)	(3.31%)
Deferred tax benefit [8,9]	0.95%	0.88%	1.14%	1.23%
Net investment loss	(1.70%)	(2.18%)	(1.96%)	(2.08%)

Portfolio turnover rate	24%	21%	15%	69%

*	May 29, 2015, November 28, 2014, and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
1.	Shares commenced operations at the close of business May 22, 2012.
2.	Per share amounts calculated based on average shares outstanding during the period.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4.	Annualized for less than full period.
5.

Includes interest, borrowing and franchise tax expense. Without interest, borrowing and franchise tax expense, the net expense ratio would be 2.59%, 2.74% and 2.75%, for the period ended May 29, 2015, and years ended November 28, 2014 and November 29, 2013, respectively.

6.	Includes interest expense. Without interest expense the net expense ratio would be 2.75%.
7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

9.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

20 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

FINANCIAL HIGHLIGHTS (Continued)

Class I	Six Months Ended May 29, 2015* (Unaudited)	Period Ended November 28, 2014*	Period Ended November 29, 2013*,1,2
Per Share Operating Data
Net Asset Value, Beginning of Period	$13.06	$11.81	$11.71
Income/(loss) from investment operations:
Net investment income/(loss) [3]	0.01	0.02	(0.06)
Return of capital [3]	0.26	0.55	0.23
Net realized and unrealized gains/(losses)	(0.89)	1.34	0.26
Total from investment operations	(0.62)	1.91	0.43
Distributions to shareholders:
Return of capital	(0.33)	(0.66)	(0.33)
Net asset value, end of period	$12.11	$13.06	$11.81

Total Return, at Net Asset Value [4]	(4.78%)	16.32%	3.71%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$239	$160	$10
Ratio of Expenses to Average Net Assets: [5]
Before deferred tax expense/benefit	1.80%	2.00%	2.38%
Expense (waiver)	—%	—%	(0.23%)
Net of (waiver) and before deferred tax expense/(benefit)	1.80%[6]	2.00%[6]	2.15%[6]
Deferred tax expense/(benefit) [7,8]	(7.10%)	5.54%	21.06%
Total expenses/(benefit)	(5.30%)	7.54%	23.21%

Ratio of Investment Loss to Average Net Assets: [5]
Before deferred tax expense	(0.72%)	(0.74%)	(2.33%)
Expense (waivers)	—%	—%	(0.23%)
Net of expense (waivers) and before deferred tax expense	(0.72%)	(0.74%)	(2.10%)
Deferred tax benefit [8,9]	0.95%	0.88%	0.77%
Net investment income/(loss)	0.23%	0.14%	(1.33%)

Portfolio turnover rate	24%	21%	15%

*	May 29, 2015, November 28, 2014, and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
1.	Shares commenced operations at the close of business June 28, 2013.
2.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
3.	Per share amounts calculated based on average shares outstanding during the period.
4.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5.	Annualized for less than full period.
6.

Includes interest, borrowing and franchise tax expense. Without interest, borrowing and franchise tax expense, the net expense ratio would be 1.40%, 1.47% and 1.75%, for the period ended May 29, 2015, and years ended November 28, 2014 and November 29, 2013, respectively.

7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

9.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 21

FINANCIAL HIGHLIGHTS (Continued)

Class Y	Six Months Ended May 29, 2015* (Unaudited)	Year Ended November 28, 2014*	Year Ended November 29, 2013*,1	Period Ended November 30, 2012 [1,2]
Per Share Operating Data
Net Asset Value, Beginning of Period	$13.07	$11.84	$9.96	$10.00
Income/(loss) from investment operations:
Net investment loss [3]	(0.03)	(0.14)	(0.15)	(0.12)
Return of capital [3]	0.26	0.55	0.54	0.48
Net realized and unrealized gains/(losses)	(0.87)	1.48	2.15	0.25
Total from investment operations	(0.64)	1.89	2.54	0.61
Distributions to shareholders:
Return of capital	(0.33)	(0.66)	(0.66)	(0.65)
Net asset value, end of period	$12.10	$13.07	$11.84	$9.96

Total Return, at Net Asset Value [4]	(4.93%)	16.11%	25.92%	6.33%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$130,900	$121,190	$49,776	$1,604
Ratio of Expenses to Average Net Assets: [5]
Before recoupment/(waivers) and deferred tax expense/(benefit)	1.99%	2.15%	2.20%	24.82%
Expense recoupment/(waivers)	—%	0.12%	(0.05%)	(22.71%)
Net of recoupment/(waivers) and before deferred tax expense/(benefit)	1.99%[6]	2.27%[6]	2.15%[6]	2.11%[7]
Deferred tax expense/(benefit) [8,9]	(7.10%)	5.54%	8.43%	(2.88%)
Total expenses/(benefit)	(5.11%)	7.81%	10.58%	(0.77%)

Ratio of Investment Loss to Average Net Assets: [5]
Before recoupment/(waivers) and deferred tax expense	(1.37%)	(1.82%)	(2.15%)	(24.82%)
Expense recoupment/(waivers)	—%	0.12%	(0.05%)	(22.71%)
Net of expense recoupment/(waivers) and before deferred tax expense	(1.37%)	(1.94%)	(2.10%)	(2.11%)
Deferred tax benefit [9,10]	0.95%	0.88%	0.78%	0.79%
Net investment loss	(0.42%)	(1.06%)	(1.32%)	(1.32%)

Portfolio turnover rate	24%	21%	15%	69%

*	May 29, 2015, November 28, 2014, and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.
1.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
2.	The net asset value for the beginning of the period close of business December 30, 2011 (Commencement of Operations) through November 30, 2012 represents the initial contribution per share of $10.
3.	Per share amounts calculated based on average shares outstanding during the period.
4.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5.	Annualized for less than full period.
6.

Includes interest, borrowing and franchise tax expense. Without interest, borrowing and franchise tax expense, the net expense ratio would be 1.59%, 1.74% and 1.75%, for the period ended May 29, 2015, and years ended November 28, 2014 and November 29, 2013, respectively.

7.	Includes interest expense. Without interest expense the net expense ratio would be 1.75%.
8.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
9.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

10.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

22 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Organization

Oppenheimer SteelPath MLP Alpha Plus Fund (the “Fund”), a separate series of Oppenheimer SteelPath MLP Funds Trust, is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI SteelPath, Inc. (the “Adviser” or “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or “Oppenheimer”).

The Fund offers Class A, Class C, Class I, and Class Y shares. Effective June 28, 2013, Class I shares were renamed Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Effective June 28, 2013 although there is no initial sales charge on Class A purchases totaling $1 million or more, those Class A shares may be subject to a 1.00% contingent deferred sales charge if shares are redeemed within an 18-month “holding period” measured from the date of purchase. Class C shares are sold   without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% of the redemption proceeds if Class C shares are redeemed within one year of purchase. Class I shares are only available to eligible institutional investors. Class I shares are sold at net asset value per share without a sales charge or CDSC. An institutional investor that buys Class I shares for its customers’ accounts may impose charges on those accounts. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for that purpose. They may include insurance companies, registered investment companies, employee beneﬁ t plans and section 529 plans, among others. An institutional investor that buys Class Y shares for its customers’ accounts may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class I and Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 23

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Dividends, if any, are declared and distributed quarterly for the Fund. The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. It is anticipated that a significant portion of the distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form DIV in February 2016. For the six months ended May 29, 2015, the Fund distributions are expected to be comprised of 100% return of capital.

Return of Capital Estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the six months ended May 29, 2015, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, if applicable, are amortized or accreted daily.

Custodian Fees. “Custody fees” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.015%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

24 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined using the last in, first out method.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Income Taxes.

The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent. The Fund may be subject to a 20 percent alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The Fund is currently using an estimated rate of 1.9 percent for state and local tax, net of federal tax expense.

The Fund’s income tax provision consists of the following as of May 29, 2015:

Current tax expense (benefit)
Federal	$—
State	—
Total current tax expense	$—

Deferred tax expense (benefit)
Federal	$(12,214,509)
State	(663,073)
Total deferred tax expense (benefit)	$(12,877,582)

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	Rate
Application of statutory income tax rate	$(11,788,680)	35.00%
State income taxes net of federal benefit	(639,957)	1.90%
Effect of permanent & temporary differences	(448,945)	1.33%
Total income tax expense (benefit)	$(12,877,582)	38.23%

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 25

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

The Fund intends to invest its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund’s tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740) that it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund’s valuation allowance: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unused. At May 29, 2015, the Fund determined a valuation allowance was not required. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding the deferred tax liability or asset.

Components of the Fund’s deferred tax assets and liabilities as of May 29, 2015 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis)	$18,128,634
Capital loss carryforward (tax basis)	2,159,604
Total net deferred tax asset	20,288,238

Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	(30,228,423)
Total net deferred tax asset/(liability)	$(9,940,185)

Unexpected significant decreases in cash distributions from the Fund’s MLP investments or significant declines in the fair value of its investments may change the Fund’s assessment regarding the recoverability of their deferred tax assets and may result in a valuation

26 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund’s net asset value and results of operations in the period it is recorded.

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax liability or asset. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax liability or asset.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statements of Operations. As of May 29, 2015, the Fund does not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. All tax years since inception remain open and subject to examination by tax jurisdictions. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months.

At May 29, 2015, the Fund had net operating loss carryforwards for federal income tax purposes, which may be carried forward for 20 years, as follows:

Expiration Date
11/30/2032	$30,185
11/30/2033	2,168,061
11/30/2034	13,380,174
11/30/2035	33,550,670
Total	$49,129,090

At May 31, 2015, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date
11/30/2020	$5,852,585
Total	$5,852,585

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 27

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Significant Accounting Policies (Continued)

At May 29, 2015, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$418,662,294
Gross Unrealized Appreciation	$105,880,509
Gross Unrealized Depreciation	(23,857,341)
Net Unrealized Appreciation (Depreciation) on Investments	$82,023,168

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Adviser. The Adviser has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

28 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation (Continued)

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Adviser, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 29

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Adviser, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Adviser’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Adviser, when determining the fair value of a security. Fair value determinations by the Adviser are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Adviser, or its third party service provider who is subject to oversight by the Adviser, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or

30 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Securities Valuation (Continued)

a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)

Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Adviser’s own judgments about assumptions that market participants would use in pricing the asset or liability)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of May 29, 2015, based on valuation input level:

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Master Limited Partnership Shares*	$490,548,331	$—	$—	$490,548,331
Common Stocks*	9,767,984	—	—	9,767,984
Short Term Investment	369,147	—	—	369,147
Total Assets	$500,685,462	$—	$—	$500,685,462

*	For a detailed break-out of securities by major industry classification, please refer to the Statement of Investments.

The Fund did not hold any Level 3 securities during the six months ended May 29, 2015.

There have been no transfers between pricing levels for the Fund. It is the Fund’s policy to recognize transfers at the end of the reporting period.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 31

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

4. Investments and Risks

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Master Limited Partnerships (“MLPs”). Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the equity securities of MLPs.

MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Concentration Risk. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of MLPs. MLPs are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Fund is derived from investment in equity securities of MLPs. The amount of cash that a MLP has available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP’s operations.

32 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended May 29, 2015		Year Ended November 28, 2014
	Shares	Amount	Shares	Amount
Class A
Sold	3,338,895	$40,123,147	13,779,392	$179,671,308
Dividends and/or distributions reinvested	367,495	4,468,569	606,675	7,838,937
Redeemed	(5,860,967)	(69,868,160)	(7,022,926)	(88,808,798)
Net Increase/Decrease	(2,154,577)	$(25,276,444)	7,363,141	$98,701,447

Class C
Sold	1,049,558	$12,353,129	3,319,100	$43,106,424
Dividends and/or distributions reinvested	115,505	1,374,353	133,973	1,710,001
Redeemed	(656,527)	(7,692,197)	(364,107)	(4,693,728)
Net Increase	508,536	$6,035,285	3,088,966	$40,122,697

Class I
Sold	9,865	$116,974	11,929	$160,745
Dividends and/or distributions reinvested	525	6,448	175	2,316
Redeemed	(2,875)	(34,366)	(730)	(10,009)
Net Increase	7,515	$89,056	11,374	$153,052

Class Y
Sold	4,543,787	$55,390,690	6,048,300	$79,938,934
Dividends and/or distributions reinvested	277,895	3,410,775	348,449	4,535,179
Redeemed	(3,277,907)	(39,811,842)	(1,326,469)	(17,729,535)
Net Increase	1,543,775	$18,989,623	5,070,280	$66,744,578

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 33

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended May 29, 2015, were as follows:

	Purchases	Sales
Investment securities	$123,012,406	$147,134,746

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Net Assets up to $3 Billion	Net Assets Greater than $3 Billion and up to $5 Billion	Net Assets in Excess of $5 Billion
1.25%	1.23%	1.20%

The Fund’s effective management fee for the six months ended May 29, 2015 was 1.25% of average annual net assets before any applicable waivers.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Board has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities, if applicable.

34 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets.

The Plan and Plans continue in effect from year to year only if the Fund’s Board votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
May 29, 2015	$49,207	$3,962	$11,236

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 35

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit fees and/or reimburse expenses of the Fund to the extent that the Fund’s total annual fund operating expenses (exclusive of interest, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expense, if any) exceed 2.00% for Class A shares, 2.75% for Class C shares, and 1.75% for Class Y shares. The Fund’s total annual operating expenses after fee waiver and/or expense reimbursement (“Net Expenses”) will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund’s deferred income tax expense and interest expense are excluded from the expense cap, the Fund’s Net Expenses for each class of shares is increased by the amount of these expenses. This undertaking may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein, unless approved by the Trust’s Board of Trustees.

The Manager can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Manager, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits.

During the six months ended May 29, 2015, the Adviser did not waive any expenses and does not have any previously waived expenses eligible for recovery.

Related Party. The Interested Trustees and officers of the Fund are also officers or trustees of companies affiliated with the Manager, Distributor, and Transfer Agent.

8. Borrowing Agreement

Effective September 11, 2014, the Fund, along with Oppenheimer SteelPath MLP Alpha Fund, Oppenheimer SteelPath MLP Income Fund, and Oppenheimer SteelPath MLP Select 40 Fund (collectively, the “Trust”), is a borrower in a $650 million revolving credit agreement with Citibank, N.A. (“Citi Loan Agreement”). The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted pursuant to the Fund’s investment limitations. Amounts borrowed under the Citi Loan Agreement, if any, are invested by the Fund under the direction of the Manager consistent with the Fund’s investment objective and policies, and as such, the related investments are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. The borrowing, if any, is fully collateralized throughout the term of the borrowing with securities or other assets of the Fund. The Fund is not liable for borrowings of other Funds in the Trust. Securities that have been pledged as collateral for the borrowing are indicated in the Statement of Investments.

36 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

8. Borrowing Agreement (Continued)

Borrowings under the Citi Loan Agreement are charged interest at a calculated rate computed by Citibank based on the three month LIBOR rate plus 0.80% per annum. An unused commitment fee at the rate of 0.10% per annum is charged for any undrawn portion of the credit facility, and each member of the Trust will pay its pro rata share of this fee. A facility fee of 0.27% was charged on the commitment amount, and each party of the Trust paid its pro rata share of this fee. The borrowing is due September 11, 2015, unless another date is mutually agreed upon by the parties of the Citi Loan Agreement. For the six months ended May 29, 2015, the Fund paid $712,619 in borrowing fees. The payable on borrowing balance and interest rate at May 29, 2015 was $132,003,005 and 1.08%, respectively.

Information related to the borrowings under the Citi Loan Agreement for the six months ended May 29, 2015, is as follows:

Average Interest Rate	Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
1.08%	$129,596,412	180	$695,101	$150,003,005

9. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 37

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

9. Pending Litigation (Continued)

California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

38 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details, on a per-share basis, the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Master Limited Partnerships (“MLPs”), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the MLPs in which the Fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer SteelPath MLP Alpha Plus Fund	2/6/15	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Plus Fund	5/6/15	0.0%	0.0%	100.0%

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 39

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL.OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL.OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding – Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL.OPP (225.5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

40 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Stuart Cartner, Vice President
Brian Watson, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI SteelPath, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	Cohen Fund Audit Services, Ltd.

Legal Counsel	Ropes & Gray LLP

© 2015 OppenheimerFunds, Inc. All rights reserved.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 41

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms

●	When you create a user ID and password for online account access

●	When you enroll in eDocs Direct, our electronic document delivery service

●	Your transactions with us, our affiliates or others

●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

42 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

PRIVACY POLICY NOTICE (Continued)

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 43

PRIVACY POLICY NOTICE (Continued)

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number - whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL.OPP (225.5677).

44 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

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OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 45

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OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 47

OppenheimerFunds®

The Right Way
to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Visit Us
oppenheimerfunds.com

Call Us
800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

RS1393.001.0515 July 24, 2015

Item 2.  Code of Ethics.

Not applicable to semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to semi-annual reports.

Item 6.  Investments.

Schedules of Investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

None.

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/31/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing exhibit. Not applicable to semi-annual reports.

(2)	A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer SteelPath MLP Funds Trust

/s/ Arthur P. Steinmetz
By: Arthur P. Steinmetz
Principal Executive Officer
Date: July 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

/s/ Arthur P. Steinmetz
By: Arthur P. Steinmetz
Principal Executive Officer
Date: July 9, 2015

/s/ Brian W. Wixted
By: Brian W. Wixted
Principal Financial Officer
Date: July 9, 2015